Listing Report:Supplement No. 1 dated Jul 26, 2010 to Prospectus dated Jul 26, 2010
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 26, 2010 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 26, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 299196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 1 Enhanced (1-5): 3	First credit line:	Jun-2001	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	11 / 7	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,806	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	lovesdolphins	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating My Credit Cards
Thank you for taking the time to read my listing.??

Purpose of loan:
This loan will be used to consolidate all of my credit card bills into one?lower interest rate and payment.

My financial situation:?
????I?have been working two stable jobs for a little over a?year and have no?intentions to change that as they treat me very well.?????
????I have paid, always do and always will pay my bills on time?as they are my top priority.?????
????Yes, I do know?I have made quite a few mistakes in the past with abusing the credit cards the way I used to?and because of those mistakes?Prosper?gave?me an "HR" as a?score. But, I?have been smart enough to learn from those mistakes. I have taught myself?much better money managing skills which have come for good in the past year and a half as it has raised my credit score 150-200 points.?Still, I am only 26 and still need to?build up?a much higher credit score for the future.?????
????Getting this loan will not only save me?time (because I hate feeling like I am getting nowhere with paying them down due to high interest rates)?but it will also save me money on a monthly basis,?with which?I will be able to?accomplish goals, such as,?buying a home, having?a wedding, for when I have children so they will have a financially stable home and so that I can go back to school and better myself.?????
????This will finally give me that extra push to get to the light at the?end of the tunnel and?be able to?start looking forward to more opportunities in life rather than just looking at bills and stress every month. I will very much appreciate anything at all that you can do for me.?????
????Again thank you so much for reading this listing.??

Monthly net income: $ 1,200

Monthly expenses: $ 1,172??
????Housing:?$200???
????Insurance: $102??
????Car expenses: $100?for gas??
????Cell phone: $ 70??
????Credit cards and other loans: $700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$159.46

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 9 Enhanced (1-5): 4	First credit line:	Feb-1992	Debt/Income ratio:	53%
Credit score:	740-759 (Jun-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,172	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	No
Screen name:	courteous-principal	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FuelNutritionals.com
This loan will be used as start-up funding for FuelNutritionals.com, a nutritional supplement retail website, in partnership with Apollo Commerce, a nutritional supplement wholesale supplier and website developer. Start-up funds to be allocated as follows:
website design and?development? - $2,99996 mo?s website maintenance ($100/mo.) - $600merchant account setup - $100 6 mo?s search engine optimization & marketing ($100/mo.) - $600 corporate filing fees & miscellaneous - $500Total: $4800?? ????Nutritional supplement sales reached 108 billion in ?09 with the trend toward online purchases continuing to grow. My website, FuelNutritionals.com, will tap into this market with a two-step plan: 1) creating a modern, easy to use website which offers over 6,000 nutritional supplement products from well-known companies, fast delivery and excellent customer service and 2) utilizing popular web and social media tools such as blogs, forums, product reviews, and web videos to help FuelNutitionals.com create an informative, relevant and strong community-focused web presence. My purpose for this endeavor is to add additional income to help the family?s finances. My wife, who is a teacher, and I have three beautiful daughters. I well-understand those of you reading this work hard for your money; I do not take that lightly. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 4 Enhanced (1-5): 2	First credit line:	Feb-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	12y 3m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,979	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	Queentiffany	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 93% )	680-699 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	1 ( 7% )	620-639 (Nov-2009) 760-779 (May-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Paying off all small debts
Purpose of loan:
This loan will be used to tie up some loose ends on existing debt.? My last loan with prosper was paid off in 15 months and was for 10,000.? My credit proves that? I have a lot of credit and that I do pay on time.? Prosper's payment history is incorrect.? I have never been late 30 days on anything.? I just recently got some things corrected on my report that was documented wrong by the bank.? I take a lot of pride in paying on time.

My financial situation:
I am a good candidate for this loan because I pay?on time.? My credit report proves that.?

Monthly net income: $ 7091

Monthly expenses: $
??Housing: $?872
??Insurance: $?200
??Car expenses: $ 60.00
??Utilities: $ 100
??Phone, cable, internet: $ 65.00
??Food, entertainment: $300
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$121.27

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 5	First credit line:	Feb-1998	Debt/Income ratio:	16%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	1	Current / open credit lines:	14 / 12	Length of status:	3y 0m
Amount delinquent:	$103	Total credit lines:	48	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,308	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	kind-euro-detective	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465744
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	10.93% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 3	First credit line:	Sep-1993	Debt/Income ratio:	15%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$107,553	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	dinero-orbiter	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Payoff
Purpose of loan:
This loan will be used to pay off my credit card balances.? I have been paying hte monthly minimum payments and realized with the the high compound interest rates I will be paying off my credit cards for quite a while without a loan.? I have tried the balance transfer game to keep the rates relatively low but even with decent rates it will be very difficult to pay off the debt in a desirable timeline.?

My financial situation:
I am a good candidate for this loan because I have always been fiscally responsible.? My credit card problem started two years ago when my fiancee and I separated.? I choose to keep our jointly owned house and to be solely responsible for the mortgage which in hindsight was too much for me on my income alone.? On September 1st the house will be rented out for slightly more than the monthly mortgage and I will be moving to a much cheaper home owned by my brother.? I will be going from paying?a monthly mortgage of $1679 to paying $750 a month in rent.? It's quite a savings which will make paying my monthly prosper loan back very easy.?

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 135
??Car expenses: $0
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $?440
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 375
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 3 Enhanced (1-5): 3	First credit line:	Nov-1993	Debt/Income ratio:	23%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	8y 5m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,324	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	No
Screen name:	bold-gold-innovator	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Become finanically stable.
Purpose of loan:
This loan will be used?to consolidate bills and help with expenses?

My financial situation:
I am a good candidate for this loan because I have the means to pay it back with interest ?

Monthly net income: $ 2600.00

Monthly expenses: $
??Housing: $ 650.00
??Insurance: $ 110.00
??Car expenses: $ 60.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $?250.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.33%	Starting borrower rate/APR:	26.33% / 28.65%	Starting monthly payment:	$153.77

Auction yield range:	10.93% - 25.33%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 2	First credit line:	Jun-2003	Debt/Income ratio:	71%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,470	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	moola-supernova	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Little more for home purchase

I just need a little additional cash to purchase investment property.? Please help me fund my dream.? My debt-to-income ratio is very deceiving because all my bills (mortgage, taxes, insurance, & utilities are split 3 ways with family members living with me).? Also, I am a homeowner as of December 2009 (I am not sure why my profile says I am not).? I am looking at two homes and plan to rent whichever one I buy for between $500-650/month.? I will repay the debt.? As you can see from my credit I always have and I pay on time.? Thank you so much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 2 Enhanced (1-5): 1	First credit line:	Feb-2000	Debt/Income ratio:	21%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	5	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	18y 3m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,192	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	jovan26	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating debts
Purpose of loan:
This loan will be used to?pay off some bills and provide a little breathing room with my finances?

My financial situation:
I am a good candidate for this loan because?I have a solid income with the military and can even have it taken out with an allotment every month. I did stumple and ruin my credit years ago but have built it back uo and no?late payments in over 4 years. I have a home and a new car loan on my credit for you to review?

Monthly net income: $
5,900.00
Monthly expenses: $3,000?

??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$165.45

Auction yield range:	16.93% - 27.00%	Estimated loss impact:	20.57%
Lender servicing fee:	1.00%	Estimated return:	6.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 2	First credit line:	Dec-1991	Debt/Income ratio:	39%
Credit score:	620-639 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	25 / 18	Length of status:	7y 5m
Amount delinquent:	$0	Total credit lines:	83	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,573	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	mom1973	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	33 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2009) 640-659 (Jul-2009) 620-639 (Jun-2008)
Principal balance:	$1,231.83	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
3rd loan with Prosper
Purpose of loan:
This loan will be used to?to pay of several small loans and credit cards with higher interest rates.

My financial situation:
I am a good candidate for this loan because?this is my third loan with prosper and in the last 33 payments of I have always been on time.? I feel that my prosper rating of HR is not appropriate since I have never been late in almost 3 years worth of payments.? I have recently paid off some small loans and I am working on paying off some other credit cards.? I feel I am a great credit risk as my job is secure as a teacher.? I have been in the teaching field for the last 13 years.?

Monthly net income: $ 3400

Monthly expenses: $
??Housing: $ 1050
??Insurance: $ 80.00
??Car expenses: $ 412
??Utilities: $ 200
??Phone, cable, internet: $ 145
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$239.55

Auction yield range:	2.93% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 8 Enhanced (1-5): 5	First credit line:	Jan-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Tradesman - Carpent...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,474	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	magical-principal	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing a rare Toyota RV
Purpose of loan:
This loan will be used to purchase a 1990 Toyota Winnebago motor home.? My intention for purchasing this unit is to pursue a lifelong dream of travel writing in my leisure time.? This RV is known for reliability, economy and resale value but is becoming rare as it was discontinued in 1993.? Existing units are currently selling at very affordable prices so I feel it is time to invest and follow that dream.

My financial situation:
I am a good candidate for this loan because I have impeccable credit due to a strong personal ethic to be financially responsible, live within my means, and to honor my financial commitments (which is basic good karma).? I purposely carry very little debt.

Furthermore, my business has not been adversely affected by the recent economic downturn so my income stream remains stable and constant.? I attribute this to my work ethic and a reputation for honesty, integrity and outstanding quality/service. Consequently, I have built a strong repeat client base.
I know myself to be an outstanding loan client as I know this will be a mutually beneficial transaction. ? I welcome any questions or communications.? Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467858
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 2 Enhanced (1-5): 2	First credit line:	Jul-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,556	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	pleasant-commerce9	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment for Cupcake Bakery 730+
About Us:
Our business is a gourmet cupcake bakery specializing in small sweet treats with a unique Hollywood theme. Our bakery will be located within Southern California and will carry 20 different cupcake flavors, coffee, and tea all available for take out. Additionally, our bakery will be hip and fun and will also offer catering for weddings, birthday parties, corporate events and more. Our bakery will be centered on a relaxed environment that will set us apart from the Orange County competition. (Photo above is from our first wedding event October 2009)

Purpose of loan:
This loan will be used to purchase equipment for our growing cupcake bakery and will help us open a traditional retail shop. We currently have $15,000 in pre-orders for 2010 alone and have operated exclusively on word of mouth. With a brick and mortar retail location we will be able to accept walk-in orders and launch a full scale marketing campaign.

My financial situation:
I am a good candidate for this loan because currently I have little debt and virtually no expenses as shown below. Upon start-up my business partner and I have injected $30,000 of our own money and cut down our own personal expenses to help grow our cupcake bakery. Additionally, we will be receiving $28,000 back from our landlord for tenant improvement.

Monthly net income: $ 4,500.00

Monthly expenses: $1,375.00
Housing: $0 (paid off rent free)
Insurance: $75.00
Car expenses: $0 (paid off)
Utilities: $300.00
Phone, cable, internet: $250.00
Food, entertainment: $500.00
Clothing, household expenses $0
Credit cards and other loans: $100.00
Other expenses: $150.00 (gas for cars)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 20.14%	Starting monthly payment:	$902.93

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	18.93%
Lender servicing fee:	1.00%	Estimated return:	-2.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 4	First credit line:	Feb-1998	Debt/Income ratio:	39%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Dentist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,450	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	basis-synapse	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dentist Needs to Consolidate
Purpose of loan: Consolidate Credit Card Debt Accumulated in Dental School
This loan will be used to consolidate my credit card debt that I accumulated while in dental school and i just want one bill to pay each month.

My financial situation is very good and I want to consolidate my credit card debt that I accumulated in dental school.
I am a good candidate for this loan because I am a hard working professional. I am a full time dentist with a beautiful 7 month old baby and husband. I just want to have one bill to pay off my credit card debt.

Monthly net income: $ 9750

Monthly expenses: $7462
??Housing: $2242
??Insurance: $182.50
??Car expenses: $1653
??Utilities: $135
??Phone, cable, internet: $150
??Food, entertainment: $500
??Clothing, household expenses $500
??Credit cards and other loans: $2000
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 34.40%	Starting monthly payment:	$223.36

Auction yield range:	2.93% - 33.00%	Estimated loss impact:	0.68%
Lender servicing fee:	1.00%	Estimated return:	32.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 10 Enhanced (1-5): 3	First credit line:	Jul-1994	Debt/Income ratio:	21%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	7y 2m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$264,174	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	bsmtloan	Borrower's state:	Montana	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	760-779 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	0 ( 0% )	760-779 (Apr-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Lender reinvesting in Prosper
Purpose of loan:
This loan will be used to? Reinvest in Prosper.? I've been a Prosper lender since November 2007, and currently have more than $7,300 invested in Prosper.? I'm borrowing less than I have invested currently, and plan to reinvest this entire new loan back into Prosper.? I've had one prior Prosper loan which has been paid in full with no late payments.? This new loan will be repaid via auto monthly payments and will be paid off in two years.? I have a great credit score with zero late payments; the slight drop in FICO since my last loan is due to the $264K home-equity line-of-credit showing as a revolving credit balance.? This amount is being used towards a remodel on an income property (residential / tenant occupied) with steady occupancy/rental income.? I personally guarantee that I will repay this loan in full and will continue to be a positive contributor to the Prosper community.

My financial situation:
I am a good candidate for this loan because? I have steady income which well exceeds expenses; I have a great track record as a Prosper lender and borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467894
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 3 Enhanced (1-5): 2	First credit line:	Aug-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Jun-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	20 / 18	Length of status:	30y 6m
Amount delinquent:	$35	Total credit lines:	50	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,429	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	engrossing-platinum0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
My successful?new real estate company is turning a profit,?expanding, and in need of capital. We have a very successful?investment strategy and have been profiting since the formation of the company.?

My financial situation:
I HAVE NEVER MISSED A PAYMENT IN MY LIFE for anything!?I'm not relying on the business in order to pay off the loan. My income will easily allow me to pay it off. My wife and I do not, nor have we ever lived pay check to pay check. Financially, we've never been better. We're expanding our business because?business is good!

Monthly net income: $ 11,600/mo from work + ~2,300/mo investments +? = ~13,600/mo

Monthly expenses: $
??Housing: $ 2200
??Insurance: $?80
??Car expenses: $ 0 (2 cars owned)
??Utilities: $ ~250
??Phone, cable, internet: $ 120
??Food, entertainment: $?400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 178 (a?line of credit we are successfully investing with)
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.61%	Starting monthly payment:	$33.21

Auction yield range:	7.93% - 11.00%	Estimated loss impact:	6.73%
Lender servicing fee:	1.00%	Estimated return:	4.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 9 Enhanced (1-5): 4	First credit line:	Mar-2002	Debt/Income ratio:	8%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,762	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	organic-generosity1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards.
Purpose of loan:
This loan will be used to pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because I am full-time employed, and pay all bills on-time.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467906
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$297.31

Auction yield range:	16.93% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 2	First credit line:	Jun-1997	Debt/Income ratio:	21%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,897	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	reward-hickory	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting in new floors and cabinets
Purpose of loan:
This loan will be used to? get new rugs and up date all the standered things on my house

My financial situation:
I am a good candidate for this loan because? pay all my bills on time

Monthly net income: $ 1950

Monthly expenses: $
??Housing: $ 777.35
??Insurance: $
??Car expenses: $
??Utilities: $ 80.00
??Phone, cable, internet: $ 160.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 2 Enhanced (1-5): 1	First credit line:	Oct-1992	Debt/Income ratio:	8%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	6	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	44	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	scholarly-point7	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to?Just bought a house with safety issues I need to replace old knob and tube wiring

My financial situation:
I am a good candidate for this loan because?Up until now I have paid everything with cash, I have no credit cards. I believe in a loan for personal needs. 8 years ago I was out of work for 11 months, I had no choice but to do bankruptcy. Since then I have been employed for 7 years and just purchased a home. I can't get a home equity loan because the house doesn't have enough equity. This is really my last option.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $0
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $230 Student Loan
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	13.93% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 3	First credit line:	Nov-1987	Debt/Income ratio:	20%
Credit score:	620-639 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	1	Current / open credit lines:	8 / 9	Length of status:	20y 11m
Amount delinquent:	$2,647	Total credit lines:	30	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,638	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	mark0259	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	640-659 (Jun-2008)
Principal balance:	$2,024.36	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Paint Paint Paint
Purpose of loan:
Re-paint?????
My financial situation:
Been moving between south carolina and washington and two homes has caught up with me, now that I am back in washington full time things are looking up

Monthly net income: $
8000 plus with the overtime!!

Monthly expenses: $
??Housing: $ 2560
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 4 Enhanced (1-5): 4	First credit line:	Sep-2002	Debt/Income ratio:	27%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,110	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	lesson3	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit cards
Purpose of loan:
This loan will be used to pay off credit cards

My financial situation:
I am a good candidate for this loan because I always pay my bills on time.?

Monthly net income: $ 1970?

Monthly expenses: $
??Housing: $ 480
??Insurance: $
??Car expenses: $ 392
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $310
??Other expenses: $ 440, I'm currently divorced and I have to pay off joint credit cards. I am required by law to pay off these cards. I need the loan to do so.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467960
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	10.93%	Starting borrower rate/APR:	11.93% / 14.06%	Starting monthly payment:	$331.81

Auction yield range:	10.93% - 10.93%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 2	First credit line:	Jun-1991	Debt/Income ratio:	27%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	8y 11m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$41,132	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	brightest-equitable-auction	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Card
Purpose of loan:
This loan will be used to?pay off credit card.

My financial situation:Good, principal of an elementary school.
I am a good candidate for this loan because?I have zero late payments on any loan in my life. I use on-line banking so all my payments are sent out electronically on the 3rd of each month.

Monthly net income: $ 7800.00

Monthly expenses:
??Housing: $ 1756.00
??Insurance: $ 300
??Car expenses: $ both cars paid off.
??Utilities: $ 400
??Phone, cable, internet: $ 176
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 5	First credit line:	Jan-1992	Debt/Income ratio:	14%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	24y 1m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,128	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	114%
		Homeownership:	No
Screen name:	sanctuary7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDITCARDS
Purpose of loan:
This loan will be used to? to pay off my credit cards.

My financial situation:
I am a good candidate for this loan because? I have job stability for 24 years.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 1450
??Insurance: $ 160
??Car expenses: $ 450
??Utilities: $ 100
??Phone, cable, internet: $ 400
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.33%	Starting borrower rate/APR:	26.33% / 28.92%	Starting monthly payment:	$60.70

Auction yield range:	10.93% - 25.33%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 2	First credit line:	Feb-2008	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Part-time employee
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	elegant-dedication1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto purchase
Purpose of loan:
This loan will be used to buy a used vehicle to travel to school

My financial situation:
I am a good candidate for this loan because I am a responsiple person and has showed i can make monthly payments on time
Monthly net income: $ 1200

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0?????????
? Phone, cable, internet: $ 0
??Food, entertainment: $ 30
??Clothing, household expenses $ 15
??Credit cards and other loans: $ 700
??Other expenses: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,475.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$234.09

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 2 Enhanced (1-5): 4	First credit line:	Aug-2003	Debt/Income ratio:	39%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	1	Current / open credit lines:	14 / 10	Length of status:	1y 0m
Amount delinquent:	$810	Total credit lines:	21	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,728	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	ChevyStunna	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,195.00	< 31 days late:	0 ( 0% )	620-639 (Apr-2008)
Principal balance:	$2,350.77	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Return user never missed a payment!
Purpose of loan:
This loan will be used to finish paying off the rest of my other prosper loan and to pay off my final credit card and be completely debt free! If you have any questions feel free to call me or post a question. I have never missed a house payment, car payment, or any loan payment including my 100% on time payments for prosper itself.

My financial situation:
I am a good candidate for this loan because I have never missed a payment of any sort. I have a fulltime position as an electrical technician where i work 45-55 hours a week. I always pay my bills on time.

Monthly net income: $ 2200
Monthly expenses: $ 1105
??Housing: $ 350
??Insurance: $?44
??Car expenses: $?226
??Utilities: $?80
??Phone, cable, internet: $ 50
??Clothing, household expenses $?80
??Credit cards and other loans: $?275

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 2	First credit line:	Mar-1996	Debt/Income ratio:	40%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	9	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,824	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	keen-coin511	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest loan
I plan on using this loan to pay off a high interest loan with CashCall. My goal is to have this loan paid off in less than a year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$111.34

Auction yield range:	7.93% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 9 Enhanced (1-5): 4	First credit line:	Nov-1999	Debt/Income ratio:	31%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	20y 10m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$48,515	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	Casharose	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	660-679 (Apr-2010) 620-639 (Aug-2008)
Principal balance:	$1,300.00	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Fixing septic tank
Purpose of loan:
This loan will be used to fix our septic tank in the back yard.? Now that our?granddaughter lives with us we really want to?get it fixed.? We would like to get it done soon while the weather has been?nice.??The?total cost is about 7500.00 but we have?half most of it saved but we if we want to get it done soon we need help attaining the rest of it.

My financial situation:
I am a good candidate for this loan because me and my wife have both been at?the same job for 20 years, we make our?payments on time.? We currently have a prosper loan?which we would pay off with this loan and use the balance for the septic system.? I know it seems like with our income we should be able to have alot of our debt paid down but we have been helping our kids out alot and we recently now have them paying for their own car insurance and cell phones and my son has moved out and has? good job taking care of himself, my daughter now has a good job but her and her daughter still live with us.? Since they have been now getting on their own we recently paid of one credit card and another one will be paid off this month.?

Monthly net income: $ 5276.00

Monthly expenses: $
??Housing: $ 810.00
??Insurance: $?600.00/year
??Car expenses: $ 183.00 car insurance
??Utilities: $196.00 for electric
??Phone, cable, internet: $ 86.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $?800
??Other expenses: $ 400.00 Beneficial loans
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$783.41

Auction yield range:	2.93% - 7.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 5	First credit line:	Sep-1999	Debt/Income ratio:	13%
Credit score:	820-839 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$47,716	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	wise-inspired-bid	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pharmacy Start Up in Southern Calif
Purpose of loan:
This loan will be used to help fund my pharmacy startup. I am a pharmacist and I have been practicing as a pharmacist for 5 years now. I have decided to become my own boss. I understand the retail pharmacy environment very well and also understand the importance of giving customers the best service and price possible. I plan to develop my pharmacy in a densely Hispanic area near Palm Springs. There are over 200,000 people in 5 mile radius. This city I want to have my pharmacy is in 98% Hispanic. There are three main competetors in the area, non of which have pharmacies catering to Hispanics. I would like your help in funding this venture. I understand that you need to trust that I can pay. Please understand that I have impeccable credit (>770).

My financial situation: I currently am on sound financial footing as I have been able to manage an extremely good credit rating.
I am a good candidate for this loan because I am dedicated and willing to work hard for my goals. I just need a jump start on this pharmacy. I am more than capable of paying off a $25,000 loan. If need be, I have 30,000 in 401k that I can access. Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 4 Enhanced (1-5): 3	First credit line:	May-1987	Debt/Income ratio:	62%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	27 / 24	Length of status:	26y 11m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$40,386	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	bold-ultimate-payout	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Pay off my credit cards that have high interest rates????
My financial situation:
I am a good candidate for this loan because?
I have always paid my accounts timely.
Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 600????????????
??Insurance: $ 1200 (paid annually)????
??Car expenses: $ 100 for gas
??Utilities: $ 120
??Phone, cable, internet: $ 300????
??Food, entertainment: $ 40
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 3500?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 20.14%	Starting monthly payment:	$722.35

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	18.93%
Lender servicing fee:	1.00%	Estimated return:	-2.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 4	First credit line:	Aug-1999	Debt/Income ratio:	37%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	21 / 21	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,370	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	deal-compadre0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Digging Myself Out of Debt
Purpose of loan:
This loan will be used to pay off the balance of my very high interest credit cards.? I put myself through law school and school loans weren't enough.? I had to use my credit cards to cover the difference.? After law school and while taking the bar, I made a few payments no more than 10 days late (I have no 30 day late payments or deliquent accounts on my credit report) and the credit card companies took the chance to raise my rates to the highest allowed.? I haven't put any more purchases on my credit cards since becoming a lawyer, but since the interest rate is so high I've been unsuccessful in paying down the balance.

My financial situation:
I am a good candidate for this loan because I have a steady job where I have worked since 2006 and have only myself to support.??My credit score would be much higher than it is currently without my school loan debt.?

Monthly net income: $ 4800

Monthly expenses: $
??Housing: $ 795
??Insurance: $ 170
??Car expenses: $ 455?
??Utilities: $ 25
??Phone, cable, internet: $ 120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	4.00%	Starting borrower rate/APR:	5.00% / 7.05%	Starting monthly payment:	$149.85

Auction yield range:	3.93% - 4.00%	Estimated loss impact:	2.09%
Lender servicing fee:	1.00%	Estimated return:	1.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 9 Enhanced (1-5): 5	First credit line:	Sep-1996	Debt/Income ratio:	13%
Credit score:	700-719 (Jun-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	9y 6m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,009	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	unafraid-felicity1	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinancing 401k
Purpose of loan:
This loan will be used to? Pay off a 401k loan.? I can only have one outstanding loan.? I'll use these funds to pay off the loan, to take out another, and pay off Pay Pal.? Easy money in interest for about 3 months!

My financial situation:
I am a good candidate for this loan because? It will be paid back in 3 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 4 Enhanced (1-5): 4	First credit line:	Jul-2000	Debt/Income ratio:	4%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	8	Employment status:	Full-time employee
Now delinquent:	1	Current / open credit lines:	2 / 2	Length of status:	2y 0m
Amount delinquent:	$4,039	Total credit lines:	8	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,700	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	stylish-integrity4	Borrower's state:	California	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to Repair our Truck!
Purpose of loan:
This loan will be used to repair my truck and to get current?on my deliquent credit card account.

I believe I am a great canidate for this loan because?I have a secure full-time occupation. I am a?LPN at a?Child Devlopment Center. I have been working there for almost 2 years. I know that?in seven years I have been late on 3 accounts but Otherwise I do pay my debts and on time. I have learned from my mistakes and can prove that I am worth investing in. Thank you for your consideration. If you have any questions I will gladly answer.

Monthly expenses:
??Housing: $ 1200????
??Insurance: $ 100
??Utilities: $ 220
??Phone, cable, internet: $ 120
??Food $?200
??Credit cards : $ 400
??Gas: $ 80
Total Monthly Expences: $2320
..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 4 Enhanced (1-5): 1	First credit line:	Nov-1995	Debt/Income ratio:	11%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	0 / 0	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	versatile-loan6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Divorce help for Mother of 3
Purpose of loan:
This loan will be used to help me put a down payment on a house I want to rent? in my kids school district and give a little cushion for emergencies until all the legal proceedings are finalized and put into place.?After that it will be smooth sailing, I just need a little financial security to ensure my girls' lives are disrupted as little as possible. I had to drain my savings account to pay my lawyer so all I have is all I make currently.

My financial situation:
I am a good candidate for this loan because I am a responsible Mother of three wonderful girls. I have been teaching in the same school now for 3 years and love it. I don't have any credit problems or debt. This would be my only debt besides living expenses and it will help to build my credit.

Monthly net income: $ 4000.00

Monthly expenses: $ 1600.00
??Housing: $ 900????
??Insurance: $ 100
??Car expenses: $ 240
??Utilities: $?100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 60
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0????
??Other expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 20.14%	Starting monthly payment:	$433.41

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	35.43%
Lender servicing fee:	1.00%	Estimated return:	-18.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 1 Enhanced (1-5): 1	First credit line:	Mar-1996	Debt/Income ratio:	33%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Full-time employee
Now delinquent:	1	Current / open credit lines:	5 / 6	Length of status:	22y 6m
Amount delinquent:	$1,962	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,795	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	first-elevated-value	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mr. Misfortune gets back on track
Purpose of loan:
This loan will be used to?pay off all of me and my wifes unsecured debt and get current on our house payment which is one month behind..?

My financial situation:
I am a good candidate for this loan because?? My wife and I both have good stable long term jobs.? The reason we got off track a few months back is that our sons totalled my wifes car and was exempt from our insurance policy and a close family member passed away?in the same month, that we?took responsibility?for burial costs and we have not been able to get caught up.?

Monthly net income: $ 3000.00 for husband, 2800.00 for wife and 949.00 for disabled brother living in home

Monthly expenses: $
??Housing: $ 2200.00 inc. taxes, ins and h.o.a.
??Insurance: $ 250.00
??Car expenses: $ 850.00
??Utilities: $?400.00
??Phone, cable, internet: $?250.00
??Food, entertainment: $ 800.00
??Clothing, household expenses $
??Credit cards and other loans: $ 650.00
??Other expenses: $ 500.00 gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 2	First credit line:	Jun-1991	Debt/Income ratio:	40%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	12 / 7	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,802	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	moola-auctioneer	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting everything into one loan
Purpose of loan:
This loan will be used to? get all my little bills, like Drs, dentist, car repair into one payment.

My financial situation:
I am a good candidate for this loan because? I have steady employment and just need to make my life simplified by consolidating all those agonying little monthy bills.

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 123.00
??Car expenses: $ 260.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 0
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$125.72

Auction yield range:	10.93% - 28.00%	Estimated loss impact:	10.70%
Lender servicing fee:	1.00%	Estimated return:	17.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 4	First credit line:	Mar-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,372	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	Raym257	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help pay property taxes and bills
Purpose of loan:
Hello, I listed this couple weeks ago and it got 55% funded, relisting now. This loan will be used to help my parents and myself pay bills for a six family building we own in NY. We will have 3 apartments vacant by the end of July and will have to do some retouching up before re-renting them but we have some bills that need to be paid which include mainly the the property tax, water bill, insurance, etc, which overall add up to over a few thousands of dollars and we don''t have enough money right now to pay off all of them. Any help would be much appreciated, thank you.

My financial situation:
I am a good candidate for this loan because I currently make anywhere from $1,800-$2,500 a month, and would be able to pay off the debt before the 36 months, but i know Prosper lists this as a 36 month loan, so i'm willing to pay the extra interest? make payments every month for the next 36 months to get this money within the next few weeks because the extra money would definitely help me and my parents out within the next few months with paying off most of these bills. *Also please note that even though my revolving credit balance it at $24k, only about $7k is my own, the rest of that is my parents credit card accounts that i am linked with.

Monthly net income: $ Anywhere from $1,800-$2,500

Monthly expenses: $
??Housing: $0(owns the place living in)
??Insurance: $0
??Car expenses: $200
??Utilities: $150
??Phone, cable, internet: $150
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $200
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 12.75%	Starting monthly payment:	$31.89

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 9 Enhanced (1-5): 4	First credit line:	Aug-2008	Debt/Income ratio:	12%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	delectable-loot	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Quickie Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.43%	Starting borrower rate/APR:	8.43% / 8.77%	Starting monthly payment:	$189.21

Auction yield range:	2.93% - 7.43%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 5	First credit line:	Apr-1998	Debt/Income ratio:	5%
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,228	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	Yes
Screen name:	nbk4sez	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	800-819 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	740-759 (Oct-2009) 740-759 (Jul-2009) 720-739 (May-2008) 720-739 (Apr-2008)
Principal balance:	$457.20	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Consolidate Student Loan at Low APR
I am looking to consolidate an exisiting Sallie Mae Student Loan from its current rate of 6.5% to an even lower rate.? I have paid for this loan consistently for the last 5 years without any issues, and have made more and more money at my job.? I am looking to aggressively pay this down as fast as possible through prosper using a shorter period and why not also at the same time give some nice interest back to the communitty instead of banks!? My creditis perfect the one other loan i tried is basically paid off as you can see in my history.? My credit is perfect, and i have no other debt.

thanks,
ANdy!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$46.38

Auction yield range:	2.93% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 10 Enhanced (1-5): 5	First credit line:	Dec-1995	Debt/Income ratio:	30%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,281	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	Yes
Screen name:	camaraderi-elation	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down bills
Purpose of loan:
This loan will be used to?
paying down bills
My financial situation:
I am a good candidate for this loan because? good credit history
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 2 Enhanced (1-5): 3	First credit line:	Dec-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	11y 4m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,142	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	27%
		Homeownership:	Yes
Screen name:	kinetic-dime5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Financing an unexpected wedding!
Purpose of loan:
Pay for my daughter's wedding

My financial situation:
I am 50% owner (and lead developer) of www.mydistrict.net.? We are benefiting from the?challenges being experienced by the newspaper industry, because we are seen as a solution to increase their efficiency and cut costs.Over the last decade, my business has grown, and so has my income.? While building my business, I put all of my capital into my business, and acquired quite a bit of debt.? Two years ago, my income reached the point where I now am able to aggressively pay down debt.. which I have been doing, and I am finally almost debt-free other than my mortgage.

Unfortunately the approach of putting everything into paying down debt has left me without enough cash on hand to respond to this unexpected expense.

I am open to a shorter loan term.? I can afford the higher payments required to pay down the loan in a shorter amount of time.

Monthly net income: $ 11,500

Monthly expenses: $
??Housing: $ 1,311
??Insurance: $ 143
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 708
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.85%	Starting borrower rate/APR:	14.85% / 17.02%	Starting monthly payment:	$276.74

Auction yield range:	5.93% - 13.85%	Estimated loss impact:	5.23%
Lender servicing fee:	1.00%	Estimated return:	8.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 8 Enhanced (1-5): 5	First credit line:	Jun-2005	Debt/Income ratio:	18%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$853	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	7%
		Homeownership:	No
Screen name:	return-legend1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARDS & LOANS
Purpose of loan:
This loan will be used to pay my credit cards and?help pay my brother's student loan and pay for my school as well.
My financial situation:
I am a good candidate for this loan because I pay my credit full and days before they are due. I am a very conscientious person who always pay what i owe and when I make a promise to pay on a set date, I do it without any excuse. I wanted to have a loan due to unexpected expenses where suddenly I can't seem to pay full for credit cards for next month and month after and don't want to neglect family with my own financial problem. That's why I need the loan because as mentioned before i always pay my credit card full and it bothers and stresses me that at this time I am out of fund to pay for next month's expenses. Any questions feel free to ask. Thank you.

Monthly net income: $ 3000

Monthly expenses: $?
??Insurance: $ 100
??Car expenses: $ 700
????Phone, cable, internet: $40
??Food, entertainment: $200?
??Credit cards and other loans: $?roughly 5000?for next month hence I need help?for the first time in 5 years
??Other expenses: $ 210
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	16.93% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 4	First credit line:	Dec-1996	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	8 / 5	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,115	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	inventive-asset6	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my debts
Purpose of loan:
This loan will be used to centralize my debt into one payment for simplicity.?

My financial situation:
I am a good candidate for this loan because am in a stable situation working for a great company, and our plant is one of their International backbone facilities.? My credit is low because I was involuntarily separated from the Navy after 12 years (Honorable) and I was unable to find employment for 6 months.? My pay is scheduled to go up 25% within the next 3 months as I complete the basic course of training they require for Troubleshooters.?

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $100
??Insurance: $ 200
??Car expenses: $ 450
??Utilities: $ 0
??Phone, cable, Internet: $60
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.33%	Starting borrower rate/APR:	27.33% / 29.67%	Starting monthly payment:	$205.01

Auction yield range:	10.93% - 26.33%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 2	First credit line:	Oct-1992	Debt/Income ratio:	24%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	13 / 9	Length of status:	8y 2m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,818	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	diverse-camaraderi5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my son with his divorce
Purpose of loan:
This loan will be used to?pay off a loan that has a high monthly note and to help my son with his divorce.? ?

My financial situation:
I am a good candidate for this loan because?I?work for the Department of the Navy as a federal employee and I am a retiree from the Navy.? I retired in 2002 from the Navy?after 24 years as a E9.?

Monthly net income: $ 8744

Monthly expenses: $
??Housing: $1390?
??Insurance: $300
??Car expenses: $?1020
??Utilities: $ 240
??Phone, cable, internet: $ 270
??Food, entertainment: $?800
??Clothing, household expenses $ 200
??Credit cards and other loans: $?1910
??Other expenses: $ 135 Extended car warranty
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 4 Enhanced (1-5): 3	First credit line:	Jul-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$307	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	wise-benefit-owner	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
5,000 @ 34.00%
Purpose of loan:
This loan will be used to buy into an already operating restaurant,

My financial situation:, I was able to raise 8,000 from my savings, I only need 5,000 to put a down payment in order to purchase 25% of a resturant which has been making a profit every week. The restaurant was owned by four people and one member is going on his own to open another restaurant near the ocean, So I am buying his shares.
I am a good candidate for this loan because, I know how much pain it takes even to save a dollar, and I beleive tat what you give you will receive even more in return, If I do not re-pay my loan I will be hurting myself, In addition I will be earning more than I am now when I am a part owner of the resturant

Monthly net income: $ now @ 2,400

Monthly expenses: $ approximately 1400
??Housing: $ 500
??Insurance: $ 94
??Car expenses: $ 150
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 85 monthly payment
??Other expenses: $ minimal
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$146.62

Auction yield range:	16.93% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 1 Enhanced (1-5): 1	First credit line:	Mar-1996	Debt/Income ratio:	16%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	6	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	18y 11m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	responsive-exchange	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car repairs on two older cars
I need to make car repairs on two older cars.? I need to keep them running so I can get to work.? I have a stable job.? This will be my 19th year teaching school.? I can make the approximately $150 monthly payment on the loan.? I just don't have the larger chunk of change needed make the necessary repairs on the cars.? Thank you for considering funding my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$224.01

Auction yield range:	13.93% - 33.23%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 3	First credit line:	Oct-2001	Debt/Income ratio:	39%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,553	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	stable-generosity4	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvements 4 my family
Purpose of loan:
This loan will be used to? Help renovate the bathroom, kitchen, and 1 bedroom at my parents house. I currently live with them. I am a student at the University of Oklahoma, while also working full time. I am also the youth director and Sunday School teacher at a small church in my hometown.?

My financial situation:
I am a good candidate for this loan because? I strive to make all payments on or before the due date. I believe that I am a trustworthy person, as I will make good on any deal that I am a party to. I hope and pray that someone will take a chance on me, as they will not be let down.

Monthly net income: $

Monthly expenses: $
??Housing: $ 0
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.95%	Starting borrower rate/APR:	17.95% / 20.16%	Starting monthly payment:	$534.68

Auction yield range:	16.93% - 16.95%	Estimated loss impact:	18.93%
Lender servicing fee:	1.00%	Estimated return:	-1.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 3	First credit line:	Jan-1978	Debt/Income ratio:	56%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Part-time employee
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$19,880	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	important-platinum1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off cc and medical bills
Purpose of loan:
This loan will be used to make headway paying off credit card and outstanding medical bills which currently total about $24,000.

My financial situation:
I am a good candidate for this loan because? despite a financial setback 5 years ago, I am very responsible with my personal finances and credit. I sold a small business about 7 years ago and personally guaranteed the loan. The borrower defaulted on the loan and the lender demanded that I fulfill the guarantee and pay the loan balance (6 figures). I made arrangements to pay their bank within 1 year but the bank had a large number of bad loans and demanded that I immediately pay the loan balance in full. This forced me into Chapter 13 bankruptcy. I repaid my creditors and the bankruptcy was discharged within 12 months. Other than that, ?I have a history of excellent credit and have never been late on any payments, except during the bankruptcy. Also, my mother has Alzheimer?s disease and I changed my job to part-time 3 years ago in order to care for her. I have helped to pay her bills so she could continue to receive treatment. Due to the progression of her illness, she will be moving into an Alzheimer care facility near my home and I am returning to full-time work. Her expenses will now be paid by a government program for the elderly. Thank you for considering my loan request. I just need some help to get caught up with these bills. I will repay this loan ? in full.??

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$92.77

Auction yield range:	2.93% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 10 Enhanced (1-5): 5	First credit line:	Apr-1992	Debt/Income ratio:	14%
Credit score:	820-839 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$810	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	Yes
Screen name:	brianh111	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to add granite countertops
Purpose of loan:
This loan will be used to install granite countertops, a project that I've been wanting to get at for a couple of years now.? The estimates I've gotten seem to be in the $5,000 to $8,000 range, and I would like to pay 1/2 down, and "finance" the other half.? I would prefer to not have to sell any mutual funds that I am currently invested in, and my bank was estimating an interest rate in the 9 - 10% range.

My financial situation:
I am a good candidate for this loan because I have always strived to maintain excellent credit.? I bought my home four years ago at a 6.2% interest rate, and currently have an auto loan (less than $5,000 remaining, at 5.75%).? I also have a stable job history (have never been at a job for less than three years).

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 3	First credit line:	Jan-1988	Debt/Income ratio:	21%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	10y 0m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,721	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	57	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	dollar-sonnet	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off cash advance loans
Purpose of loan:
This loan will be used to? Pay off cash advance loans that have high interest so that I can catch up and pay my property taxes. I also need a fence for my dog so he can go outside and be safe.
My financial situation:
I am a good candidate for this loan because? I work full time, often overtime and have good, steady income, have not been late on bills for the past several years. I put myself through nursing school after a divorce and had a hard time for a few years, that is why I have delinquincies from several years ago, but recently have been doing much better, I just need a little help now, please, please help.

Monthly net income: $ 3,700

Monthly expenses: $ 3,069
??Housing: $ 659 land contract/ 150 prop taxes
??Insurance: $ auto 175/ home 62
??Car expenses: $??car note 459/ truck note 304
? Utilities: $ elec 90/ natural gas 50
??Phone, cable, internet: $ 170
? Food, entertainment: $ 350
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 100
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 3	First credit line:	Dec-2007	Debt/Income ratio:	26%
Credit score:	620-639 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,251	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	tomaver	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 96% )	620-639 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	1 ( 4% )	580-599 (Apr-2008)
Principal balance:	$637.78	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Please Look, Eliminate & Relocate
Purpose of loan:
This loan will be used to?
I wish to?eliminate the few small debts that?we have along with?$638 to Prosper. We plan to?use the remainder to?relocate to a less expensive area?of the state where?my intention is to open a small Asian speciality food and convenience store/cafe (take out only). The location is?perfect and the potential huge for this kind of market in the area. We can't wait to move to?our new (much less expensive)?town in northwest Va. We will also be?completing some additional?licensing required for the store. This?store is?mostly complete already with all equipment included.?This will be 1 of only 2 debts we will have outstanding, the other being our vehicle. The store should?support itself in a very short amount of?time and the apartments above are included in the rent, this is where we will be living. My husband will keep his full time positon ($50k a yr, a very secure job?with an airport) and will also help with the store, Including my husband and son our total household income is.approx. $75000. We already have most all vender arrangements?in place, this is retail oriental grocery/cafe' we are opening with no competition and very little overhead, as I mentioned, most everything is already in place for opening.?We intend to repay this loan in a similar?way as the last prosper loan, or before. You will find we are an honest hard working family that is trying to move to?the next level of accomplishment.
Thank you for your help and understanding.
My financial situation:
I am a good candidate for this loan because?I always pay on time (usually early,never late) along with extra money on all debts.?We strive for continuous improvement in our life and with our finances?and we are seeing the positive results of this?everyday. Thank you very much.

Monthly net income: $ 5500

Monthly expenses: $ 2800 currently
??Housing: $ 1650 (husband pays all)
??Insurance: $ 73
??Car expenses: $ 245 (husband pays all)
??Utilities: $ 170
??Phone, cable, internet: $ 160
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$241.94

Auction yield range:	16.93% - 22.00%	Estimated loss impact:	20.25%
Lender servicing fee:	1.00%	Estimated return:	1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 4 Enhanced (1-5): 5	First credit line:	Jun-1982	Debt/Income ratio:	33%
Credit score:	620-639 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	9y 6m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,762	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	jabruzzese	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 86% )	620-639 (Latest)
Principal borrowed:	$5,100.00	< 31 days late:	4 ( 11% )	520-539 (Jun-2007) 580-599 (May-2007)
Principal balance:	$0.07	31+ days late:	1 ( 3% )
Total payments billed:	36
Description
Leak in kitchen requires repair
Purpose of loan:
This loan will be used to repair kitchen cause by a leak in kitchen floor. Need to repair, insurance will not pay for the repair of the leaking pipe, only the repair of damaged area.

My financial situation is much better. I have made great strides in improving my credit rating. According to Equifax, my score is now 650, over 100 points improvement.
I am a good candidate for this loan because I have already successfully paid off a loan from Prosper, so I have a history of paying on time.

Monthly net income: $ 4842.00

Monthly expenses: $
??Housing: $ 150
??Insurance: $ 275
??Car expenses: $ 750
??Utilities: $ 280
??Phone, cable, internet: $ 280
??Food, entertainment: $ 500
??Clothing, household expenses $125
??Credit cards and other loans: $ 800
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$323.61

Auction yield range:	3.93% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 9 Enhanced (1-5): 5	First credit line:	Jan-1988	Debt/Income ratio:	17%
Credit score:	780-799 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,930	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	Yes
Screen name:	orange-cozy-asset	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Franchise purchase
Purpose of loan:
This loan will be used to? add to my own funds to purchase a franchise. The franchiser is Fast-Teks On-site Computer Services, based in Florida, USA. They are a highly rated franchiser. My own research has not turned up any negative comments nor complaints concerning this business. This research was done during the course of the last 6 months and was thorough.

My financial situation:
I am a good candidate for this loan because? I have business experience, having run a business as a sole proprietor and as the President and owner of a "C" corporation. I have been in the Technology field for nearly 30 years, with lots of experience in managing other techs. My current salary, coupled with my wife's salary, gives me more than the monthly amount indicated so far on this loan application. I plan to continue working my full time job while building the franchise business.

Monthly net income: $ 7721.24

Monthly expenses: $
??Housing: $ 1337.26
??Insurance: $ 113.00
??Car expenses: $ 500.00
??Utilities: $ 280.00
??Phone, cable, internet: $ 175.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 330.00
??Credit cards and other loans: $ 1200.00
??Other expenses: $ 1500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 1 Enhanced (1-5): 3	First credit line:	Jul-2000	Debt/Income ratio:	35%
Credit score:	600-619 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	9y 2m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,583	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	102%
		Homeownership:	No
Screen name:	stacyandblues	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	600-619 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?Consolidate some bills so I can have one monthly payment

My financial situation:
I am a good candidate for this loan because? I work hard everyday. I have never called in sick to work and have been on the job for nine years. I pay all my bills on time and take pride in doing it.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $350
??Insurance: $60
??Car expenses: $300
??Utilities: $0
??Phone, cable, internet: $100
??Food, entertainment: $100
??Clothing, household expenses $
??Credit cards and other loans: $100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 20.37%	Starting monthly payment:	$445.96

Auction yield range:	2.93% - 19.00%	Estimated loss impact:	1.54%
Lender servicing fee:	1.00%	Estimated return:	17.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 4	First credit line:	Dec-1995	Debt/Income ratio:	16%
Credit score:	840-859 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	apluslending	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	840-859 (Latest)
Principal borrowed:	$25,000.00	< 31 days late:	0 ( 0% )	840-859 (Sep-2009) 840-859 (Sep-2008) 860-879 (Mar-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	4
Description
Real Estate Imvestment
Purpose of loan:
This loan will be used to acquire a piece of residential real estate in the Phoenix area for fix and flip.? The Phoenix area is a prime target for fix and flip real estate right now. The prices have become so depressed no one could acquire the land and build the homes for the prices they are selling at.

My financial situation:
I am a good candidate for this loan because I currently am a teacher with a stable income and own a successful and profitable carpet cleaning business.? This loan will be used for short term investing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	10.93%	Starting borrower rate/APR:	11.93% / 14.06%	Starting monthly payment:	$497.71

Auction yield range:	10.93% - 10.93%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 5	First credit line:	Oct-1974	Debt/Income ratio:	18%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,080	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	ideal-wampum2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Banks are too greedy
Purpose of loan:
This loan will be used to pay down higher interest rate debt and add liquidity to our wedding planning process.

My financial situation:
I am a good candidate for this loan because I have never missed a payment on any loan I have ever had.? I always pay more than the minimum and have been very gainfully employed and highly rated for the last 7 years with the same employer.? My credit score has risen from 689 to 706 in the past year and my total outstanding personal debt (mostly accumulated from some unfortunate dental and medical bills) has decreased from 38k to 28k in the past year.? I foresee myself 100% out of debt within 3 years and expect my annual income to increase by 20-30% in that time frame.? I'm tired of watching banks charge outrageous interest rates to dedicated and prooven trustworthy customers and I would rather see the greater american community profit than the greed of retail banks.

Monthly net income: $ 4810.46

Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 60
??Phone, cable, internet: $ 50
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1200 (much more than the minimum as I am aggressively paying down debt)
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$92.91

Auction yield range:	10.93% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 5	First credit line:	Aug-1990	Debt/Income ratio:	22%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	1	Current / open credit lines:	9 / 9	Length of status:	0y 10m
Amount delinquent:	$2,879	Total credit lines:	36	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,278	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	badmoomoodogface	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	740-759 (Nov-2009) 620-639 (Jun-2008)
Principal balance:	$572.49	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Pay off Son's Violin
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.33%	Starting borrower rate/APR:	26.33% / 29.33%	Starting monthly payment:	$52.61

Auction yield range:	10.93% - 25.33%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 4	First credit line:	Feb-2007	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	7 / 3	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	27	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,720
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	No
Screen name:	solstice91	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for college
Purpose of loan:
I am going to use this loan for housing expenses until my financial aid money is received in late August.

My financial situation:
All of my expenses are paid for with my student loans and money from my grandfather. I receive the money from the school loans at the beginning of the semester.

Monthly net income: $
1,400

Monthly expenses: $
?Housing & Utilities: $ 4000/semester
??Car expenses: $ 333.00
??Phone, cable, internet: $ 30
??Food, entertainment: $ 115
??Clothing, household expenses $ 70
??Credit cards and other loans: $ 100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$133.67

Auction yield range:	10.93% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 5	First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	Iloanyoumoney	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For-Profit Unemployment Website
Purpose of loan:
This loan will be used to fund the design of a for-profit Unemployment oriented career search website. I have an entire business plan as well as projected income/expenses calculated. The main purpose of the loan will be to outsource the website development process and fund some of the internet marketing required. In terms of my background, I recently graduated with a MBA. I previously worked as a Internet Marketing Coordinator, I currently work for one of the most successful internet marketing agencies in North America. (At one point we were purchased.....and later sold.....by Google.) For more information about me (and to see all of my professional references) please contact me privately so I can provide you with my LinkedIn profile. I am not sure of what my credit score will come up on this site but I have literally had NO defaults/Late Payments on any accounts I have ever had. I am definitely responsible in my financials and I primarily use this website to loan others money. The website I am creating is much more than a "job search" website and has many unique features that should make it a differentiator in this competitive industry. I am trying to get my website up and running as soon as possible. I could wait for a few months and save up money, but I would rather start now and make payments for two reasons. 1) Raise my credit score 2) Get started now and not wait a few more months.

My financial situation: Very Stable. I am single with no children and I live in a studio apartment in the great city of Chicago.
I am a good candidate for this loan because I am very responsible with my credit score. I have never defaulted on anything, I carry no credit card debt from month to month, the only real debt I have is student loans. Those payments will kick in during the month of September at $500 per month. I will still have plenty of extra income. I am also looking to become a Online adjunct professor to make extra money part time.

Monthly net income: $5000

Monthly expenses: $2100
Housing: $1100
Insurance: $0 No car - Renters insurance paid in full for year
Car expenses: $0 No car
Utilities: $50
Phone, cable, internet: $130
Food, entertainment: $350
Clothing, household expenses $0 I rarely shop for anything and I rent.
Credit cards and other loans: $0 Until September. At that time it will be $500
Other expenses: $0 I have no other expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,750.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$119.60

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 9 Enhanced (1-5): 4	First credit line:	Mar-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,810	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	blue-trade-captain	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards!!!!!!!
Purpose of loan:
This loan will be used to? pay off my higher interest credit cards.? I am trying to create a smarter financial model in my personal finances.? Reducing my interest rates will help me?eliminate my debt at a faster pace.

My financial situation:
I am a good candidate for this loan because? I understand the importance of debt repayment and credit worthiness.? I am taking action to make smarter decisions in my financial life.? I appreciate the opportunity and availability of peer to peer lending and hope to transition into a lender position soon,.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 1 Enhanced (1-5): 3	First credit line:	Mar-2004	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$517	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	pound-mechanic	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help US Marine buy boat
Purpose of loan:
This loan will be used to? Buy boat

My financial situation:
I am a good candidate for this loan because? Always pay bills on time

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	16.93% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 5	First credit line:	Nov-1999	Debt/Income ratio:	83%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	15y 10m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,501	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	openness-squirrel	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off my existing credit card debt. I wish to consolidate my debt to pay it off sooner and?pay less in interest charges.?

My financial situation:
I am a good candidate for this loan because I have a steady income and have made my payments on time. I currently hold two jobs to pay down my debt.?

Monthly net income: $ 2100.00

Monthly expenses: $
??Housing: $ 550.00
??Insurance: $ 92.00
??Car expenses:?$ 433.00
??Utilities: $?50.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $?50.00
??Clothing, household expenses $?50.00
??Credit cards and other loans: $ 633.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 10.73%	Starting monthly payment:	$551.58

Auction yield range:	2.93% - 9.38%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 5	First credit line:	Jul-1994	Debt/Income ratio:	34%
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,447	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	elevated-responsibility2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off higher interest debt
Purpose of loan:
This loan will be used to?pay off a higher interest?loan and to free up more monthly income to pay off other credit cards.

My financial situation:
I am a good candidate for this loan because?I pay my bills on time, I've never defaulted on any loan or debt?in my 16 yr credit history.?I also have a very stable job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$795.20

Auction yield range:	16.93% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 4	First credit line:	May-2000	Debt/Income ratio:	66%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,480	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	firsttimebuyer82	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	680-699 (Latest)
Principal borrowed:	$25,000.00	< 31 days late:	0 ( 0% )	680-699 (Nov-2007)
Principal balance:	$3,466.64	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
Consolidating credit card debt
Purpose of loan:
This loan will be utilized to consolidate my credit card debt into one fixed monthly payment.?

My financial situation:
I am a good candidate for this loan because I have an excellent history of paying a current prosper loan with a monthly payment close to $900 which was paid through automatic monthly payments.? I have 4 remaining payments and the new monthly payment is less than my current prosper loan.?

Monthly net income: $ 4,600 (individual) and my spouses income is $9,800 (individual) for total of $14,400

Monthly expenses: $
??Housing: $ 4,000 (own in SF)
??Insurance: $ 200
??Car expenses: $ 1,400
??Utilities: $?100
??Phone, cable, internet: $200
??Food, entertainment: $1000
??Clothing, household expenses $200
??Credit cards and other loans: $1,300?
??Other expenses: $3,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.93% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 8 Enhanced (1-5): 5	First credit line:	Apr-1981	Debt/Income ratio:	37%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,883	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	coin-blaster5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying summer bills
Purpose of loan:
This loan will be used to? Cover the cost of household bills for the summer months. Salary decreased for the summer due to budget cutbacks at place of employment.

My financial situation:
I am a good candidate for this loan because? I am willing to setup direct electronic payments. Salary will go up in October due to union pay increases for faculty. Also, I have been making more than the minimum amount on credit cards.

Monthly net income: $ 6,402.00

Monthly expenses: $ 3,206.00
??Housing: $ 690.00
??Insurance: $ 120.00
??Car expenses: $ 300.00
??Utilities: $ 76.00
??Phone, cable, internet: $ 380.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1,100.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.33%	Starting borrower rate/APR:	28.33% / 30.68%	Starting monthly payment:	$415.42

Auction yield range:	10.93% - 27.33%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 5	First credit line:	Oct-1994	Debt/Income ratio:	36%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,947	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	No
Screen name:	autonomous-dough4	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prepping for new baby
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$46.38

Auction yield range:	2.93% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 10 Enhanced (1-5): 5	First credit line:	Apr-1982	Debt/Income ratio:	38%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,256	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	stylish-camaraderi1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For putting on New Roof
Purpose of loan:
This loan will be used to? to make rest of payment to contractor for new roof installed. I have one half of the amount of 3000.00 in cash already.

My financial situation:
I am a good candidate for this loan because? I pay my bills on time. I don't want to borrow, but was necessity this time because roof was leaking. I thank you on what ever help you can give me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	26.99%	Starting borrower rate/APR:	27.99% / 31.55%	Starting monthly payment:	$165.43

Auction yield range:	16.93% - 26.99%	Estimated loss impact:	19.87%
Lender servicing fee:	1.00%	Estimated return:	7.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1998	Debt/Income ratio:	16%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	4y 0m
Amount delinquent:	$2,993	Total credit lines:	20	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,655	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	31%
		Homeownership:	No
Screen name:	thrifty-finance3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
US ARMY VET LOOKING TO CONSOLIDATE
Purpose of loan:
This loan will be used to pay off the only delinquent account in my credit file, and re landscape our lawn to sell our house. It's in my wifes name and this would be the first house we are purchasing together.?We hope to achieve a lower interest rate than the current 4.8% we are being offered.

My financial situation:
I am a good candidate for this loan because my wife and I have been married for 4 years and make a combined income of 123K. Below I am putting our combines income and household bills to show what I mean. Since the mortgage is in her name, she asked that I put this in my name.

Monthly net income: $ 7100

Monthly expenses: $
??Housing: $1260
??Insurance: $ 0
??Car expenses: $ 315 includes insurance and cars
??Utilities: $300
??Phone, cable, internet: $79
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $69
??Other expenses: $600 daycare?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$334.75

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1991	Debt/Income ratio:	8%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 4	Length of status:	2y 10m
Amount delinquent:	$3,241	Total credit lines:	19	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$192	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	CUTigers86	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal loan for child's education
Purpose of loan:
The purpose of this loan is to assist in paying tuition for my daughter so that she may attend a specialized learning center prior to entering high school. She is a bright kid with limited study skills (like most teenagers). Her grades are pretty good , 3.03 GPA but in the ultracompetitive environment of high school and, further down the road, college, we want to give her any advantage possible. We have already completed the scholastic assessment and have elected to proceed with the curriculum. Payment in full for the tuition provides a substantial discount (8%) vs a pay as you go program which is much more expensive so I would really like to take advantage of the discount. I feel that this is a really outstanding opportunity for her and she is "on board" with the whole idea of self improvement which makes the decision to proceed an easy one.

My financial situation:
I am a good candidate for this loan because? my debt to income is extremely low.? While I carry an "HR" rating, it is due to items going back a few years, all bills and past items are paid and closed. My credit score is in the 670's which represents an improvement of over 120 points in the past 4 months since I really took a look at what was showing up on my credit report. The monthly loan repayment of $400 is extremely manageable in relation to my monthly income.

I will gladly answer any questions that lenders would like to pose with regard to my income and credit history. In advance of questions, I will offer the following information with regard to my credit history - all public records are paid/satisfied in full. THe amount of $3200? that shows as "delinquent" is actually a closed loan account?with a current balance of $2100 that is being repayed at $308 a month for the next 7 months - this amount has been factored into my monthly expenses below. Thank you?for your consideration and I encourage everyone who reads this and has even a remote interest in funding to ask any and all questions that they may have.

Monthly net income: $3200????

Monthly expenses: $
??Housing: $ n/a
??Insurance: $ 75
??Car expenses: $75?
??Utilities: $?n/a
??Phone, cable, internet: $?n/a
??Food, entertainment: $125
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 375
??Other expenses: $ n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$271.42

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-1993	Debt/Income ratio:	40%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,460	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	No
Screen name:	xoxoxo22	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff high interest loan
Purpose of loan:
I'm trying to rebuild my credit by paying off a high interest loan as well as some credit cards. This will make it easier for me to payoff this loan quicker

My financial situation:
I always make my monthly payments on a timely basis and I have a good job at a college.

Monthly net income: $ 3000
Monthly expenses: $
??Housing: $ 950.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $?75.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 35.65%	Starting monthly payment:	$326.66

Auction yield range:	16.93% - 31.00%	Estimated loss impact:	38.42%
Lender servicing fee:	1.00%	Estimated return:	-7.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-1999	Debt/Income ratio:	14%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	10y 2m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	determined-marketplace8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical bills
Purpose of loan:
This loan will be used to pay off a few medical bills and a couple of credit card bills?

My financial situation:
I am a good candidate for this loan because I have a fulltime job?with a company that I have been at for 10+?years. I have less than?$15,000 in?total debt.?

Monthly net income: $ 3634.00

Monthly expenses: $
??Housing: $ 685
??Insurance: $ 500 (auto and medical)
??Car expenses: $ 250
??Utilities: $ 200
??Phone, cable, internet: $?110
??Food, entertainment: $?550
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 75
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$298.20

Auction yield range:	16.93% - 24.00%	Estimated loss impact:	25.38%
Lender servicing fee:	1.00%	Estimated return:	-1.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1998	Debt/Income ratio:	60%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,124	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	Yes
Screen name:	REDEEMED4HIM	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	28 ( 100% )	700-719 (Latest)
Principal borrowed:	$13,000.00	< 31 days late:	0 ( 0% )	720-739 (Jan-2010) 700-719 (Sep-2009) 700-719 (Jul-2009) 740-759 (Apr-2009)
Principal balance:	$2,567.27	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Finishing Basement
Purpose of loan:
This loan will be used to complete the last phase of remodeling for my basement.

My financial situation:
I am a good candidate for this loan because I have had two previous prosper loans all paid on time or early. The HR rating is misleading because only 6 months ago my rating was A and I have had no negative issues since. I have had no problems since a bankruptcy in 2004. I would imagine because of my other temporary unsecured debt to fund this project that it may be causing this rating, but even so it seems way off to have such a negative impact here on Prosper. I have a pre-construction appraisal in place and it will increase my home value by approx 35,000. Once completed I will be obtaining a new lower rate mortgage which will payoff everything borrowed for this home improvement. I plan to pay this loan off within 12 months. If you want to make some guaranteed income for awhile I would appreciate your bids.

I hope the lenders will bid with confidence and understand this is not a typical HR rating nor do I feel?it is an?accurate reflection of myself.

I appreciate your consideration and bids.

Thank You in advance for your help.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1996	Debt/Income ratio:	60%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	13y 10m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,520	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	best-gold-stronghold	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit cards
Purpose of loan:
I have started a Photography Business and would like to considate all of my credit cards into on and get rid of the others.? Will need loan due at end of month.
My financial situation:
I am a good candidate for this loan because if you view my credit report all loans have always been paid on time and paid off

Monthly net income: $ 3200.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 95.00
??Car expenses: $ 450.60
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 24.41%	Starting monthly payment:	$113.03

Auction yield range:	10.93% - 20.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	9.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1997	Debt/Income ratio:	10%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	8y 10m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,697	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	veritasa7x	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,600.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Unexpected car repair
Purpose of loan:
This loan will be used to make an unexpected repair on my truck (new transmission). I am not sure of the reason for my ?D? rating, especially?since I was a "C" on Friday. ?I believe it is due to my recent investigations into obtaining student loans to go to graduate school and to refinance?my existing mortgages. Of the active loans listed above, three are from the purchase of my home five years ago. Of which, one of those loans will be paid off in September. Three are existing student loans from my undergrad degree. The remaining are credit cards, which have about 50% of the limit out on them.

Monthly net income: approx. $4500 (I also receive quarterly performance bonuses. The next comes at the end of August)

Monthly expenses: approx. $3000
Housing: $1500
Car expenses: $200
Utilities: $300
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses $200
Credit cards and other loans: $200
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 314801
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 2 Enhanced (1-5): 2	First credit line:	Sep-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	5 / 6	Length of status:	10y 6m
Amount delinquent:	$8,087	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$36,597	Stated income:	$100,000+
Delinquencies in last 7y:	6	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	Busyness	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business advance
Purpose of loan:
This loan will be used for expansion of my business both internet and in house

My financial situation:
I am a good candidate for this loan because? I have good credit long time self employed consultant with consistent earnings and many years in my field. This money will be used for further advancement of business opportunities.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.43%	Starting borrower rate/APR:	8.43% / 8.77%	Starting monthly payment:	$88.30

Auction yield range:	2.93% - 7.43%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 1	First credit line:	Feb-1984	Debt/Income ratio:	31%
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	5	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	14 / 8	Length of status:	31y 5m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$165,476	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	Yes
Screen name:	pequossette	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	800-819 (Latest)
Principal borrowed:	$6,100.00	< 31 days late:	0 ( 0% )	700-719 (Jun-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
truck repairs
Purpose of loan:
This loan will be used to rebuild the transmission in my 1997 dodge pickup.The truck has 53000 original miles which i use to commute?to work and plow in the winter.It may also need new tires before it snows.

My financial situation:
I have worked for over 31 years as a machinist for the same company.My wife also works at a law firm.our revolving credit is high due to the major renovations i have done to my home.Also i paid off some of the higher c/c balances which reduced our monthly payouts.In the past i had a loan with prosper which i paid off early with no problems.We both have 401k`s at work and an Ira
???????????????? thank you for taking the time to read my post monthly income mine $5208
??????????????????????? wife $3208

home loan $1560.
heloc $246.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.99%	Starting borrower rate/APR:	13.99% / 16.15%	Starting monthly payment:	$222.12

Auction yield range:	10.93% - 12.99%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 8 Enhanced (1-5): 5	First credit line:	Jan-2008	Debt/Income ratio:	9%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,886	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	No
Screen name:	sublime-penny1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of my credit cards.
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because i have never miss a payment.

Monthly net income: $ <4300>Monthly expenses: $ <1200>??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$468.26

Auction yield range:	16.93% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 3 Enhanced (1-5): 4	First credit line:	Feb-2006	Debt/Income ratio:	25%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	9y 11m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,527	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	fearless-fund	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	660-679 (Oct-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	3
Description
ISO High Interest C/C Help...
Purpose of loan:
This loan will be used to? pay off high interest credit card.?Making the payments isn't the problem. We just don't want to pay?high interest on it.

My financial situation:
I am a good candidate for this loan because? I have good financial stability and solid job security. I have never made a late payment on any bill. The monthly expenses below are for both of us combined. If you look at my loan history here, I just paid off a $7,500 Prosper loan in?just a couple of months. Again, I can afford to pay off any debt, I am just looking for lower interest than my credit card, which average about 15% right now. My credit score is less than perfect because of my current debt to credit ratio (paid for wedding/honeymoon), and not because of late payments, etc. FYI.

Monthly net income: $ 5600

Monthly expenses: $ 3100
??Housing: $ 1500
??Insurance: $?100
??Car expenses: $?400
??Utilities: $?100
??Phone, cable, internet: $?50
??Food, entertainment: $?300
??Clothing, household expenses $?100
??Credit cards and other loans: $ 500
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$30.92

Auction yield range:	2.93% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 10 Enhanced (1-5): 4	First credit line:	Jun-2003	Debt/Income ratio:	2%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$183	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	Bio-physicist	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvest in Prosper
Purpose of loan:
This loan will be used to reinvest in Prosper.

My financial situation:
I am a good candidate for this loan because I am in a strong financial position.? I currently have 37 Prosper loans out to other people and 25 that are either ending soon or are in review.? I will not be spending this money, but rather reinvesting it back into Prosper.? The average return on my Prosper investments is 13.02%, spread out with 31% in the "Balanced" Portfolio (very low risk), 66 in the "Moderate" Portfolio (medium risk), and 3% in the "Plan 3" Portfolio (very high risk).? If I can borrow $1,000 at a 7% rate, and lend it at a 13% rate, then I will easily be able to make the monthly payments.

I have been on the lending side of Prosper since January, and this is my first experience being the borrower.? I am starting small so that I can understand how the process works and so that any unforeseen problems can be dealt with easily.

I have a physics degree, but I currently work in the medical research field.? Last year, I made $41,000 before taxes and just got offered a promotion.? I also have a positive cash flow each month.

I just checked my Experian credit score, and it is 767.

Thank you for reading my qualifications.? If you have any questions, please let me know.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$130.04

Auction yield range:	13.93% - 33.30%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 2	First credit line:	Nov-1998	Debt/Income ratio:	19%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	11y 3m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,667	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	No
Screen name:	Emajinate	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	27 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,560.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2010) 600-619 (Jul-2009) 640-659 (May-2009) 520-539 (Mar-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Paying off last high interest loan
Purpose of loan:
This loan will be used to payoff my last high interest loan.

My financial situation:
I am a good candidate for this loan because I am trying to improve my credit score and reduce my debt.? I had a prosper loan that I paid off early and on time.? I will be using this loan to payoff my last high interest loan that has a balance of $2,800 with a monthly payment of $254.? Once I receive this loan I will be able to reduce my monthly debt by at least $120.

Monthly net income: $ 3,000

Monthly expenses: $?2,539
??Housing: $ 800
??Insurance: $ 65
??Car expenses: $ 0?
??Utilities: $ 200
??Phone, cable, internet: $ 120
??Food, entertainment: $ 500
??Clothing, household expenses $ ?200
??Credit cards and other loans: $ 654
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$79.52

Auction yield range:	16.93% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 4 Enhanced (1-5): 3	First credit line:	Apr-2005	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jun-2010)	Inquiries last 6m:	4	Employment status:	Part-time employee
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,816	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Bankcard utilization:	65%
		Homeownership:	No
Screen name:	well-mannered-dollar0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need help moving for college
Purpose of loan:
This loan will be used to?move expenses to attend graduate school

My financial situation: college student working part time
I am a good candidate for this loan because?i will be able to pay it back once I get settled in to new city and new job

Monthly net income: $

Monthly expenses: $ 600.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466567
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.33%	Starting borrower rate/APR:	28.33% / 30.68%	Starting monthly payment:	$415.42

Auction yield range:	10.93% - 27.33%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 4	First credit line:	Oct-1988	Debt/Income ratio:	18%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$41,881	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	xman1999	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dept Consolidation and Property Tax
Purpose of loan:
Refinancing my S.F. mortgage and need to pay the property taxes and bills on the property.? This loan will be used to be current and to be able to get a great rate and lower payment on this house.? This loan would provide me the ability to get money in my pocket each month (400) and would secure the home for the future with a 30-year Fixed Rate.

My financial situation:
I am a good candidate for this loan because I have steady income, a property in S.F. that I still as collateral, good 2900/mo rental from great tenants.? I also have for the most part in my "Credit History" always paid on time and early and on have 1 delinquent in the past 7 years.? I believe I relied on my auto payment too much without "double-checking" to insure that bills where paid.? I believe that this is an excellent deal I have in a great part of Dallas and have the financing lined up to purchase.

Monthly net income: $
@$3300/mo wifes Incomeafter taxes
$2900/mo San Francisco Rental
@$5200/mo after taxes

Monthly expenses: $
??Housing: $2150 (Dallas home), $2300 (San Francisco Rental)
??Insurance: $ 150
??Car expenses: $?101 Insurance
??Utilities: $ 300
??Phone, cable, internet: $ 99
??Food, entertainment: $ 500-700
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 1000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 3 Enhanced (1-5): 3	First credit line:	Dec-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$222,397	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	punctual-worth665	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to? pay off debt

My financial situation: good
I am a good candidate for this loan because? i pay my bills

Monthly net income: $ 5000

Monthly expenses: $?
??Housing: $ 1500
??Insurance 100
??Car expenses: $ 0
??Utilities: $?150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 1000
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 4 Enhanced (1-5): 2	First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	0 / 0	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	red-scholarly-value	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?
pay-off very small debt
My financial situation:
I am a good candidate for this loan because?
I do work everyday and earn great money?had some small issues come up financially?that needed my immidiate attention?all thats behind me now but?it left me very low on cash and now I need a little back-up money. Thank You for your help.
Monthly net income: $
9,750.00
Monthly expenses: $ 1,530
??Housing: $?1030
??Insurance: $?Paid up for the year.
??Car expenses: $ 0
??Utilities: $?100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $?200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 4 Enhanced (1-5): 5	First credit line:	Aug-1992	Debt/Income ratio:	13%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,592	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	order-arch7	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trusting in God
Purpose of loan:
This loan will be used to? make a desperately needed household repair.

My financial situation:
I am a good candidate for this loan because? I have a proven track record of timely payments.I honor my commitments and anticipate being able to pay this loan off in short order with future commissions.

Monthly net income: $ 6944

Monthly expenses: $
??Housing: $ 2100
??Insurance: $ 150
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467879
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	10.93%	Starting borrower rate/APR:	11.93% / 14.06%	Starting monthly payment:	$165.90

Auction yield range:	10.93% - 10.93%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 4	First credit line:	May-2004	Debt/Income ratio:	20%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	8 / 5	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,252	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	No
Screen name:	interest-eagle1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Startup business new concept!
Purpose of loan:
This loan will be used to? Fund a aquarium company. I have ideas that no one is currently using to make the hobby more affordable and sustainable. I have a passion for this as I have been in the hobby for 6 years.

My financial situation:
I am a good candidate for this loan because? I have a full time high paying job that I am going to keep. I will always have a steady paycheck for repayment even if the company is not successful. I have a high income to expense ratio.

Monthly net income: $ 3333.33

Monthly expenses: $
??Housing: $ 400 I split rent with my spouse.
??Insurance: $ 80 a month
??Car expenses: $ 0 truck is paid off.
??Utilities: $ 150 I split bills with my spouse
??Phone, cable, internet: $ 80
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 120
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467885
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 23.68%	Starting monthly payment:	$37.11

Auction yield range:	7.93% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 9 Enhanced (1-5): 4	First credit line:	Jun-1986	Debt/Income ratio:	23%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Retired
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	26	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 3	Revolving credit balance:	$7,235
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	treasure-base8	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto repair
Purpose of loan:
This loan will be used to?
auto repairs
My financial situation: stable
I am a good candidate for this loan because?
I own my own home and don't want to do anything to jeopardise that status.
Monthly net income: $ 2185

Monthly expenses: $
??Housing: $874.13
??Insurance: $included with mortgage
??Car expenses: $ 50
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $150
??Clothing, household expenses $100
??Credit cards and other loans: $500
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467903
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 4 Enhanced (1-5): 5	First credit line:	Nov-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,782	Stated income:	$1-$24,999
Delinquencies in last 7y:	5	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	safe-integrity9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trading Capital
Purpose of loan:
This loan will be used to? Trade 5 different futures markets with a trading system, I will test it next week. Has the potential to produce big profits.

My financial situation:
I am a good candidate for this loan because? Trading could range from $20,000 to $60,000 a month.

Monthly net income: $ 1400

Monthly expenses: $ 1700
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467921
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.78%	Starting monthly payment:	$37.16

Auction yield range:	13.93% - 19.00%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	3.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 8 Enhanced (1-5): 3	First credit line:	Mar-1998	Debt/Income ratio:	39%
Credit score:	620-639 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	66	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,617	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	liongrad	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	620-639 (Dec-2009) 640-659 (Dec-2007)
Principal balance:	$306.81	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
Travel to Funeral
Purpose of loan:
This loan will be used to get to my grandmother's funeral.?????

My financial situation:
I am a good candidate for this loan because I am on time with all my payments. Even though it is showing that I have a large number of accounts open, a majority of those are my student loans and for some reason they keep showing up as multiple accounts. I am a teacher and my funds are very tight right now until the end of August, so it is very hard for me to put money out towards an airline ticket. I'm really trying to make it up north for her funeral which is August 8. I would certainly appreciate any help.

Monthly net income: $ 3500????

Monthly expenses: $
??Housing: $ 945
??Insurance: $ 100
??Car expenses: $ 20
??Utilities: $ 100
??Phone, cable, internet: $ 20
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467933
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	13.93% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 4	First credit line:	Dec-2005	Debt/Income ratio:	24%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,969	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	formyfuture20	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	620-639 (Oct-2007) 600-619 (Sep-2007)
Principal balance:	$1,076.26	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
Trying for a lower rate
Purpose of loan:This loan will be used to? Get my car fixed which is currently having suspension problems, unfortunately the car is no longer under warranty, so the repairs will be out of pocket. This loan will also pay off 2 credit cards which currently have a balance of $ 3500.00 @ a 24% rate.

I rather pay the lenders of prosper interest than the credit card companies.

This loan will allow me to make the necessary repairs as well as potentially receive lower rates so I may consolidate my credit card debt, and have 1 affordable payment for everything.

My financial situation:I am a good candidate for this loan because? I have been a Prosper client for almost 3 years in good standing, My income is enough to make the payments.

Monthly net income: $ 2800.00

Monthly expenses:

Housing: $ 475.00??
Insurance: $ 200.00??
Car expenses: $ 480.00??
Utilities: $ 100.00??
Phone, cable, internet: $ 80.00?
Food, entertainment: $?200.00
Clothing, household expenses $ 50.00
Credit cards and other loans: $ 100.00?
Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 20.14%	Starting monthly payment:	$361.17

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	18.93%
Lender servicing fee:	1.00%	Estimated return:	-2.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 3	First credit line:	Oct-2004	Debt/Income ratio:	37%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$868	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	prospector6	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home,auto, and spouse
Purpose of loan:
This loan will be used to?
get a tool shed, fix dent in truck, animal surgery, spouse surgery
My financial situation:
I am a good candidate for this loan because?
I pay my bills on time. I will not have a problem paying this bill as long as I am not raped with interest and horrible monthly payment.
Monthly net income: $
4,100.00
Monthly expenses: $
??Housing: 950.00 ????
??Insurance: $ 300.00
??Car expenses: $ 960.00
??Utilities: $ 384.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 20.00
??Other expenses: $
undefinedundefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$159.46

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 8 Enhanced (1-5): 5	First credit line:	Sep-1988	Debt/Income ratio:	12%
Credit score:	780-799 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$115	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	Tapatingo	Borrower's state:	Texas	Borrower's group:	USC Trojans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for online/retail sales
Purpose of loan:
This loan will be used to purchase inventory of the Passback Football for online sales and retail distribution.? I buy the balls directly from the manufacturer at 45.7% of retail price.? After freight, the online sales generate 47% margin and the retail sales 42% margin.? The demand for the Passback Football will be hitting it's annual peak as we enter the fall.? The ball is promoted via Google ads, Facebook ads, As Seen On TV, QVC and at football camps and conferences.

My financial situation:
I am a good candidate for this loan because I have a few business that I manage that are all showing a profit.? I am currently investing in business development and a new employee for one of the other businesses and need the cash short term to float the inventory of balls.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 11.85%	Starting monthly payment:	$65.95

Auction yield range:	2.93% - 10.50%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	9.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 10 Enhanced (1-5): 3	First credit line:	May-1997	Debt/Income ratio:	23%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	11y 10m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$124,662	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	JSBACHROCKS	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down my line of credit
Purpose of loan:
This loan will be used to payoff my line of credit.

My financial situation:
I am a good candidate for this loan because I have good credit and, a full time job in which I have been employed for almost 12 years. I have an additional source of income in a part time job that is extra money to help pay for part of my son's college tuition. I would have no problem making the $100 per month payment to this prosper loan. My debt to income ratio is high because I have used my line of credit to fund my son's education. I have over $200k in equity in my home. This is my 4 time trying to get a loan from prosper! Thanks for considering helping me out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$307.20

Auction yield range:	10.93% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 4	First credit line:	Feb-1981	Debt/Income ratio:	16%
Credit score:	640-659 (Jun-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	12y 7m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,174	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	social-temple	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off high interest credit card debt and close accounts to improve my credit so that I?can take advantage of the current real estate market and purchase my own home.?

My financial situation:
I am a good candidate for this loan because I pay all my bills and have a stable job situation with potential for bonuses in the next year as the profits of several projects are realized.?

Monthly net income: $ 4595 after 401k contributions and taxes

Monthly expenses: $
??Housing: $ 2652
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 80
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.33%	Starting borrower rate/APR:	27.33% / 29.67%	Starting monthly payment:	$205.01

Auction yield range:	10.93% - 26.33%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 3	First credit line:	Jan-1992	Debt/Income ratio:	26%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	18y 9m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$74,009	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	a-unforgettable-integrity	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for son's wedding.
Purpose of loan:
This loan will be used to? pay unexpected expenses for my son's wedding.? I am in a bind with the wedding next weekend and larger than expected bills.? Weddings always seem to take on a life of their own.? ?I don't want to disappoint my son or his bride.? I really need this help.

My financial situation:
I am a good candidate for this loan because? even though I owe more than I should, I make all of my payments on time.? I work two jobs, teach and work at the local hospital.? I have taught for 21 years, worked my second job for 16 years and live in a debt free home that I have occupied for 32 years.? I am a stable member of the community who just needs help at this last minute of a very important life event.? Please refer to my credit report.? There are no deliquent accounts.?

Monthly net income: $ 3,800.00

Monthly expenses: $
??Housing: $ primary residence paid for, obligated for 1/2 house payment for son, $775.00 a month. ?As soon as wedding is done, he?and bride will take full responsibility?for payment and buy me out.
??Insurance: $ husband?pays homeowners and car insurance, our finances are completely seperate
??Car expenses: $ 244.00 a month
??Utilities: $ husband pays
??Phone, cable, internet: $ husband pays
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 1800.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$156.80

Auction yield range:	13.93% - 33.23%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 1	First credit line:	Mar-1990	Debt/Income ratio:	64%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,964	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	blue-responsible-payment	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In The Black...
Purpose of loan:
This loan will be used to help take care of sudden emergency expenses ?

My financial situation:
I am a good candidate for this loan because I have 4.5 years of stable employment and at the same address for 7.5 years while in the area for 12 years?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$286.43

Auction yield range:	10.93% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 4	First credit line:	Sep-2007	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jun-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,130	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	No
Screen name:	recondite	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Graduating College - Perfect Credit
Purpose of loan:
This loan will be used to pay for my last 2 semesters at University of Texas with a dual major in Finance and Economics. I pay international student fees so school is really expensive for me!

My financial situation:
I am a good candidate for this loan because I got my first credit card at age 18 and currently have 3 credit cards with less than 15% debt ratio only because I use my credit cards for most purchases (due to reward points and great identity theft protection) and pay them off in full every month. I have never missed a single credit card payment in my life and currently have EXCELLENT CREDIT without a single blemish. I cannot pay for school because I currently have moving expenses (moving into a cheaper apartment) and travel expenses coming up and I just got married, which depleted my bank account.

Monthly net income: $2,327 (my income) + $2,600 (my wife's income)

Monthly expenses: $
??Housing: $ 445 (we rent a 1 bedroom)
??Insurance: $ 65
??Car expenses: PAID OFF - NO MONTHLY PAYMENTS
??Utilities: $ 50
??Phone, cable, internet: $ 120 (No cable at home because we don't have time)
??Food, entertainment: $ 600 (for 2 people)
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: NO OTHER MAJOR EXPENSES EXCEPT GAS ($300)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$123.69

Auction yield range:	2.93% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 10 Enhanced (1-5): 4	First credit line:	Jun-1985	Debt/Income ratio:	24%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,158	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	halo65	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? Pay off credit card.? I'm tired of giving the?Bank?our money and would love to help other individuals who are looking to get ahead in this tough economy.??

My financial situation:
I am a good candidate for this loan because? Even though this loan is based on my credit alone, my household income is a little over $100,000 with my husbands income.? We don't have any problems in meeting our current financial obligations.? We just want to speed up the process of paying off our?debt?and are tired of dealing with the banks and their ever changing rules.? Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.28%	Starting borrower rate/APR:	9.28% / 11.38%	Starting monthly payment:	$127.72

Auction yield range:	3.93% - 8.28%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 9 Enhanced (1-5): 3	First credit line:	Aug-2001	Debt/Income ratio:	32%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,896	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	contract-encore	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some of my credit cards
Purpose of loan:
This loan will be used to pay off some of my credit cards.

My financial situation:
I am a good candidate for this loan because I have solid streams of income from a steady job and I frankly would just like to pay off some of the credit cards that snuck on me when I got them during early in my college career. Those pesky cards crept up on me. That's pretty much the story, no sob story or sympathy situation, just being honest. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.99%	Starting borrower rate/APR:	16.99% / 19.19%	Starting monthly payment:	$106.94

Auction yield range:	13.93% - 15.99%	Estimated loss impact:	14.70%
Lender servicing fee:	1.00%	Estimated return:	1.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 4	First credit line:	Sep-1994	Debt/Income ratio:	32%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$500	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	100%
		Homeownership:	No
Screen name:	hope-sitar0	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying my credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.93% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 4	First credit line:	Sep-1990	Debt/Income ratio:	30%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	8y 5m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,670	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	point-turtle	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase computer equipment
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.63%	Starting borrower rate/APR:	22.63% / 24.90%	Starting monthly payment:	$77.03

Auction yield range:	7.93% - 21.63%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 8 Enhanced (1-5): 5	First credit line:	May-2001	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	13	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,839
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	sparkling-bazaar699	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need retainer for attorney
Purpose of loan:
This loan will be used to pay for the retainer of an attorney. I am needing legal services for custody reasons.

My financial situation:
I am a good candidate for this loan because I have a great financial history. I am currently a homemaker and student. I will be completed with school by December 1st, 2010. In the meantime my significant other works full time and pays all bills. He is employed with the Heart Hospital of Lafayette and makes $50k a year.

Monthly net income: $
$333-self
$3000-other

Monthly expenses: $
??Housing: $991
??Insurance: $ 110
??Car expenses: $ 365
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 111
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.33%	Starting borrower rate/APR:	28.33% / 30.68%	Starting monthly payment:	$456.96

Auction yield range:	10.93% - 27.33%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 4	First credit line:	Oct-1992	Debt/Income ratio:	68%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	10y 1m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,714	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	funds-lionheart8	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation -
Purpose of loan:
This loan will be used to pay off and close credit cards. We are pursuing financial independence and need to consolidate in order to do this more quickly.

My financial situation:
We are a good candidate for this loan because we consistently pay our monthly obligations on time and have shown financial stability. We have consistently put money in retirement accounts and are actively planning for our children's futures which is why we are seeking this debt consolidation loan.

Monthly net income (after taxes, Medical Flex and Insurance): $ 3666

Monthly expenses (w/o credit cards): $2677
??Mortgage: $1763
??Auto Insurance: $97
??Auto expenses: $150
??Utilities: $112
??Phone, cable, internet: $205
??Groceries, entertainment: $150
??Clothing, household expenses $100
??Other expenses: $100

Monthly Credit Card expenses : $ 1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	16.99%	Starting borrower rate/APR:	17.99% / 20.20%	Starting monthly payment:	$607.28

Auction yield range:	16.93% - 16.99%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 1 Enhanced (1-5): 1	First credit line:	Jul-1996	Debt/Income ratio:	30%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	6	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	18 / 15	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$20,675	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	No
Screen name:	equitable-responsibility1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Responsible, no late payments
Purpose of loan:
Payoff my credit cards into one monthly payment. ?

My financial situation:
I have a stable job in a long term career.? I am expected to get another promotion in the next six months boosting my income by $15,000.00.? My rating looks poor due to a Chapter 7 bankruptcy that was discharged in January 2001.? It will be removed from my credit report in five months.?

Monthly net income: $ 4400.00

Monthly expenses: $ 1500.00
??Housing: $ 400.00
??Insurance: $ 55.00 ????
??Car expenses: $ 500.00
??Utilities: $ 30.00
??Phone, cable, internet: $ 115.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.85%	Starting borrower rate/APR:	13.85% / 16.01%	Starting monthly payment:	$204.63

Auction yield range:	5.93% - 12.85%	Estimated loss impact:	5.21%
Lender servicing fee:	1.00%	Estimated return:	7.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 8 Enhanced (1-5): 5	First credit line:	Nov-2000	Debt/Income ratio:	26%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,784	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	statuesque-justice1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my Wedding!
Purpose of loan:
This loan will be used to pay off my wedding. My now husband and I were able to pay for most of our wedding out-of-pocket.? I was convinced by a bank representative to open a line of credit for the remaining balance (though I wanted a fixed loan). I?did so and soon found out that it racked up significant teller fees and had a nearly 30% interest rate because it was a cash advance!? It was too late for me?to change it at the time because we were so close to the wedding!? Now, less than a year later, we found out that we may be pregnant?and I want to better prepare for his or her arrival in our family. Getting this debt out of that high interest credit card and into a loan with fixed payments, interest, and term will go a long way towards improving our financial and mental health!

My financial situation:
I am a good candidate for this loan because I have a steady job in my field of education. I recently paid off a vehicle and will pay off another loan in the next month. After that, all I will have left is the wedding debt and my student loans!

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $?680??
? Insurance: $ 90
??Car expenses: $?200?
??Utilities: $ 120
??Phone, cable, internet: $ 125?
??Food, entertainment: $??500
??Clothing, household expenses $??300??
? Credit cards and other loans: $?200 (student loan)+?200 (loan nearly paid off)+200 (wedding)=~600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 4	First credit line:	Feb-1992	Debt/Income ratio:	35%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	30 / 26	Length of status:	11y 7m
Amount delinquent:	$0	Total credit lines:	67	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,194	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	blue-impressive-principal	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Budget crunch
Purpose of loan:
This loan will be used to?
Help with hospital bills and catch up due to recent illness
My financial situation:
I am a good candidate for this loan because?
I pay my bills...just need a little help at this time
Monthly net income: $
approx 4000.00
Monthly expenses: $
??Housing: $ 687.00
??Insurance: $?240.00
??Car expenses: $ 659.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 102.00
??Food, entertainment: $?350.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 800.00
??Other expenses: $ 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.39%	Starting monthly payment:	$55.67

Auction yield range:	7.93% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 9 Enhanced (1-5): 5	First credit line:	Nov-1997	Debt/Income ratio:	24%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,929	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	p2ploan-matador	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
furniture
Purpose of loan:
This loan will be used to?
Buy Furniture
My financial situation:
I am a good candidate for this loan because? I have a steady income?

Monthly net income: $3800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $339
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $300
??Other expenses: $Husband pays all else?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 3	First credit line:	Aug-2005	Debt/Income ratio:	14%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,567	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	return-blackberry8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 2	First credit line:	Feb-2000	Debt/Income ratio:	45%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Full-time employee
Now delinquent:	1	Current / open credit lines:	16 / 16	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,103	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	deal-flamenco1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay of my credit cards

My financial situation:
I am a good candidate for this loan because? I am a resonsible single mother

Monthly net income: $

Monthly expenses: $
??Housing: $ 925
??Insurance: $
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 25
??Food, entertainment: $ 275
??Clothing, household expenses $ 150
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$108.44

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 9 Enhanced (1-5): 5	First credit line:	Feb-2003	Debt/Income ratio:	6%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	wonderful-balance9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	640-659 (Oct-2009) 640-659 (Sep-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Debt Payoff & Engagement Ring
Purpose of loan:
This loan will be used to consolidate Debt and help finance an engagement ring

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and I have already paid off a prosper loan and I have improved my credit score more than 60 points?since my last loan?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$325.37

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 4 Enhanced (1-5): 4	First credit line:	Feb-1999	Debt/Income ratio:	36%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	1	Current / open credit lines:	19 / 19	Length of status:	0y 4m
Amount delinquent:	$199	Total credit lines:	33	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,709	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	wampum-inspector6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Help Me Prepare for Baby
Purpose of loan:
This loan will be used to? help me pay off my credit card debt in preparation for adding a new member to the family. My husband and I are expecting a baby and I would like to start our family with a clean financial slate. We accumulated the credit card debt to help us pay bills when we were in a tough financial situation (unemployed like so many are in these times). Now that we are both employed full-time and not struggling, I would like the opportunity to start over.

My financial situation:
I am a good candidate for this loan because? I am a responsible person. I always pay my credit card bills on-time and do not take my commitment to these bills lightly. However, with the APR on the credit cards, I feel like I'm just throwing money away every month. I am not requesting this loan due to a lack of funds to pay my bills.

Monthly net income: $ 3141

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 250 (will be decreased in September)
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 350 (will be eliminated if given this loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.48%	Starting borrower rate/APR:	21.48% / 23.74%	Starting monthly payment:	$948.05

Auction yield range:	7.93% - 20.48%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 4	First credit line:	Aug-1993	Debt/Income ratio:	97%
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,493	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	Yes
Screen name:	kindness-symphony6	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Downpayment for Home Refinance
My husband is the primary source of income in our family.? Together we earn just over $160k and our combined debt ratio is only 32%.? We both have excellent credit and we both more than 10 years of longevity and progression in our careers.? I have been with my current employer for about 9 months but this was another step up for my career and has worked out very well for me.

The reason for this loan is to help pay off our 2nd mortgage so we can get down to a single mortgage on our home.? We would like to refinance our home to take advantage of lower rates but we have too much equity tied up in the 2nd mortgage to do that right now.? This loan will help solve that problem.

I believe that my husband and I would be an excellent risk for you because:

1.? We both have excellent credit scores.

2.? Together our income well exceeds our debts and bills.

3.? We both have stable careers and income sources.

After taxes and medical benefit premiums, our NET combined monthly income is:? $10,149

Our existing monthly debts?add up to:? $4,050

Mortgage:??$2,042

Auto:? $1,532 (2 cars)

Boat:? $254

Bank of America Credit Card:? $231

Our monthly bills add up to approximately:? $1,297

Electric / Gas / Water:? $300

Cable / Phone / Internet:? $197

Groceries:? $600

Gasoline:? $200

This leaves us about $4,802 in disposable income remaining each month.? More than enough to pay the monthly payment that will be due on this loan request.? Although the loan term is automatically set for 36 months, we expect to be able to pay the loan off in approximately half that amount of time.

In any case, in?our 17 years of marriage we have never defaulted on any debt and in all that time had only one late payment ever and that was a complete accident on our part for a bill that we paid in full as soon as we realized the error.

Thank you to everyone that bids in order to help us to achieve our goals!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$159.46

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 9 Enhanced (1-5): 4	First credit line:	Aug-2001	Debt/Income ratio:	22%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,990	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	wealth-statuette	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest Credit Cards
Purpose of loan:
The purpose of my loan is to pay off my credit card. My credit card company decided to hike up my rate for no reason so I want to pay it off.?

My financial situation:
I am a good candidate for this loan because I have an excellent credit history with a very steady income.? I am currently employed at the US Dept of Justice.? I've never been late on any of my payments and I have a very stable job.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	13.93%	Starting borrower rate/APR:	14.93% / 17.10%	Starting monthly payment:	$865.78

Auction yield range:	13.93% - 13.93%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 5	First credit line:	Nov-1994	Debt/Income ratio:	34%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,402	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	coin-cleansing	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card debt consolidation
Purpose of loan:
This loan will be used to consolidate three of my credit card balances into one monthly more manageable payment.

My financial situation:
I am a good candidate for this loan because I hold a stable job, work for a major employer, have been in this field for over 20 years, have a steady income and pay my bills on time.

Monthly net income: $ 4500

Monthly expenses: $300-$400 not including credit card pymts

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$377.72

Auction yield range:	16.93% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 2 Enhanced (1-5): 3	First credit line:	Jan-2002	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	2	Current / open credit lines:	13 / 12	Length of status:	4y 2m
Amount delinquent:	$282	Total credit lines:	23	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,306	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	alluring-justice7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding expenses loan
Purpose of loan:
This loan will be used to?Complete the expenses of our wedding.

My financial situation:
I am a good candidate for this loan because?I am honest and promise to pay off this loan and I would like a nice wedding with my soon to be husband. I would like to thank anyone who shows interest. Thank you.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 9.34%	Starting monthly payment:	$318.00

Auction yield range:	2.93% - 8.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 7 Enhanced (1-5): 5	First credit line:	Jan-1996	Debt/Income ratio:	10%
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,252	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Homeownership:	Yes
Screen name:	czar3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Geothermal heating
Purpose of loan:
This loan will be used to buy and install a high efficiency geothermal heat pump on our house.?

My financial situation:
I am a good candidate for this loan because I am very responsible and pay my obligations on time or early.? There is a 30% tax credit on this system and I will apply that money to paying off this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.85%	Starting borrower rate/APR:	14.85% / 17.02%	Starting monthly payment:	$415.10

Auction yield range:	5.93% - 13.85%	Estimated loss impact:	5.23%
Lender servicing fee:	1.00%	Estimated return:	8.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 8 Enhanced (1-5): 5	First credit line:	Apr-1999	Debt/Income ratio:	23%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,617	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	wallstalking	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	45 ( 100% )	740-759 (Latest)
Principal borrowed:	$46,000.00	< 31 days late:	0 ( 0% )	720-739 (Dec-2009) 720-739 (Jul-2008) 740-759 (Jan-2008)
Principal balance:	$12,705.04	31+ days late:	0 ( 0% )
Total payments billed:	45
Description
NO RISK - 4th Prosper Loan!
This is my 4th Propser loan. I have paid off 2 Prosper loans already and I have never missed a payment and I have always paid them off before the end of the term. I use the funds to invest in other opportunities. I could get a better rate elsewhere, but I have enjoyed using Prosper. I make a great salary, I have very few expenses and I am more than able to pay for the loan regardless of how well my investments perform. Cheers!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$903.81

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 1 Enhanced (1-5): 2	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	1y 6m
Amount delinquent:	$60	Total credit lines:	18	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,678	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	tremendous-capital	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan To Meet Short-Term Cash Flow
Purpose of loan: is to cover cash flow until a 75 day contract is payed by a Corporation.
This loan will be used to?run payroll.

My financial situation: is good.
I am a good candidate for this loan because?I have a concrete contract worth 272,000 to back it.

Monthly net income: $25000

Monthly expenses: $3900
??Housing: $ 0
??Insurance: $ 2000/annually
??Car expenses: $ 5000/annually
??Utilities: $ 200/monthly
??Phone, cable, internet: $ 100/monthly
??Food, entertainment: $ 500/monthly
??Clothing, household expenses $ 1000/annually
??Credit cards and other loans: $ 1500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 3 Enhanced (1-5): 4	First credit line:	Nov-1983	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	18	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,216
Delinquencies in last 7y:	9	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	red-payout-turtle	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodel and taxes for resale
Purpose of loan:
This loan will be used to finish the remodeling and pay taxes on my home of 22 years. I do have a buyer interested in it already but I need to finish it first. The equity more than covers the loan balance,credit card balance by a good 100%. And it will sell for more then that amount.?

My financial situation:
I am a good candidate for this loan because I am unemployed due to downsizing not by choice.Sure there?may be?better candidates in my situation but this is a win/win as I see it. Worse case is my home goes to a home buyer and everybody gets paid with me at the bottom. If that happens hopefully I can end up with a few bucks to buy a small camper for me and my two small dogs and we will become work campers.?

Monthly net income: $ No Income till re-employed.????????

Monthly expenses: $
??Housing: $ 603.81
??Insurance: $65.00
??Car expenses: $ 70.00
??Utilities: $ 70-100.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $60-80
??Clothing, household expenses $none?
??Credit cards and other loans: $180.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 1 Enhanced (1-5): 3	First credit line:	Jun-1981	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	7	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	10y 11m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,711	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	professional-principal	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARDS AND BILLS
Purpose TO PAY OFF BILLS

My financial situat?
i work hard everyday and have 3 children that i have put thru college..need alittle help banks wont help me
Monthly net income: $

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 250
??Car expenses: $ 245
??Utilities: $ 120
??Phone, cable, internet: $ 50
??Food, entertainment: $ 25
??Clothing, household expenses $ 150
??Credit cards and other loans: $?300
??Other expenses: $
300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 2	First credit line:	Apr-2002	Debt/Income ratio:	23%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	21 / 20	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$658	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	102%
		Homeownership:	No
Screen name:	priceless-payment2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical expenses
Purpose of loan:
This loan will be used to pay off medical expenses

My financial situation:
I am a good candidate for this loan because I have a stable income and just need to clear this debt.?

Monthly net income: $ 3125

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 60
??Phone, cable, internet: $ 75
??Food, entertainment: $ 75
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 80
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 23.68%	Starting monthly payment:	$37.11

Auction yield range:	7.93% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 9 Enhanced (1-5): 5	First credit line:	Oct-1994	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Part-time employee
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,616	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	No
Screen name:	kikicade	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 95% )	640-659 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	2 ( 5% )	640-659 (Jun-2010) 640-659 (Aug-2009) 600-619 (May-2007) 620-639 (Mar-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	38
Description
FIRST LOAN PAID OFF THIS IS #2!
**This is my second Prosper loan, I paid the first in full in May.? However, I was told by prosper that due to a switch-over in software that Prosper did that also occured in May it is showing that I have a balance of a penny & I made?2 payments late.? None of that is true & I have been working with Prosper to fix this for?2 months now. They assure me that this happened to a lot of people & there will be a software patch within the next few weeks to fix it.? The customer service dept also assured me my payment history with Prosper is 'impecable' & the loan shows as paid in full.? I just wanted to clarify that!**

My financial situation: Hi All!?? Thanks for looking at my listing!? I already paid off one Prosper loan that I paid faithfully since June 2007.? Things are a bit different since I received that last loan.? I was able to restart my ebay business & now stay home with my children most of the time but I also work as a substitute teacher.?I am contracted to work 120 days and will be paid $80 per?day.? It works out perfectly because our children don't have to be in daycare and I can still do my ebay business!? My husband?makes about $30,000 plus bonus'.

Things have really turned around for us in the last year.? We were with a debt management company and paid off all of our credit cards!??As I said before, thanks in?part to the previous loan we received from Prosper, I am able to contribute to the family finances by selling on ebay and have been making approx $500+ a month after fees for the last?12 months.? That will fluctuate depending on what I sell, how much I sell, fees etc.? I am currently a?Top Rated Silver?Power Seller and have been with ebay for?almost 10?years.

I am requesting this loan because we want to pay off a few small medical bills,?make some small general repairs to our home &?I want to expand my ebay items.? I am an absolute safe person to lend to as I have already paid off 1 prosper loan &?I was never late on it!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 5	First credit line:	Nov-2005	Debt/Income ratio:	18%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,216	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	asset-sage0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to pay off personal debt.
Purpose of loan: Help me get back on my feet and get rid of some personal debt.

My financial situation:
I am a good candidate for this loan because?
I always pay on time and my score reflects that.

Monthly net income: $
1300
Monthly expenses: $
??Housing: $ 200
??Car expenses: $ 100
??Phone, cable, internet: $60
??Food, entertainment: $ 40
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $100

I want this loan to pay off some personal debts I have accumulated. I am now in a better place back with my parents and can begin to save money again. My bills have been cut by a lot and I can make the payments with no problems at all. I also want this loan to help me get back on my feet and get out on my own again. If you have any questions whatsoever please do not hesitate to ask! Thank you in advance!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$121.27

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 5	First credit line:	May-1991	Debt/Income ratio:	18%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,252	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	reward-investor1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replace carpet with tile
Purpose of loan:
This loan will be used to remodel my home by taking up old carpet and putting down tile

My financial situation:
I am a good candidate for this loan because I have a secured job which is going goverment in Oct and I will be making more money.? I am retired military and have two incomes now

Monthly net income: $ 4,330

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 97
??Car expenses: $ 545
??Utilities: $?180
??Phone, cable, internet: $ 125
??Food, entertainment: $ 75
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.30%	Starting borrower rate/APR:	8.30% / 8.64%	Starting monthly payment:	$188.85

Auction yield range:	2.93% - 7.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 9 Enhanced (1-5): 5	First credit line:	Apr-2001	Debt/Income ratio:	15%
Credit score:	820-839 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	5 / 3	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Tradesman - Carpent...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,886	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	Yes
Screen name:	bonFire8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	820-839 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2008) 720-739 (Apr-2008) 740-759 (Sep-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
2 flat needs new fire escape
Purpose of loan:
My porch/fire escape? needs to be rebuilt.

My financial situation:
I have a good union job and a great smile!

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1100
??Insurance: $
??Car expenses: $ 550
??Utilities: $ Included in housing.
??Phone, cable, internet: $ 200
??Food, : $ 350
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 300
??Other expenses: $ 200
undefinedundefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 5	First credit line:	Oct-1984	Debt/Income ratio:	16%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	12y 10m
Amount delinquent:	$28	Total credit lines:	30	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,255	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	economy-crusader	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debt/Lowering Payments
Purpose of loan:
This loan will be used to pay off credit cards to reallocate money to settling my father's estate.? He passed away recently and I am frequently traveling out of state to settle his estate.

My financial situation:
I am a good candidate for this loan because I have a steady job and can make steady payments.? The payments to this loan will replace my credit card payments.?? Once the estate is settled, I can make higher monthly payments or possibly pay off the loan.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 400
??Car expenses: $ 450 (insurance & gas)
??Utilities: $ 300
??Phone, cable, internet: $ 170
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 750 (includes car loan & student loans)
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 20.14%	Starting monthly payment:	$411.74

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	25.93%
Lender servicing fee:	1.00%	Estimated return:	-9.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 3 Enhanced (1-5): 3	First credit line:	Mar-1981	Debt/Income ratio:	69%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	14 / 9	Length of status:	29y 1m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,532	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	Yes
Screen name:	liberty-platoon	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
I want to pay off credit cards I no longer use in faster time at the best interest I can get. My husband had a loan through you and got a lot of his debt paid. Due to your professional expertise, and working with him he got a lower interest rate which helped him to pay it off faster.

My financial situation:
I am a good candidate for this loan because?I am dependable and will do what it takes to free my debt. I have 4 to 5 credit cards , 3 of which I no longer used and have cancelled.? My husband is not in the best health and feel this is time to do something about my debt so that I can . I am determined to find a way. This is my third attempt with prosper. I hope that prosper can help.
Monthly net income: $
32,000.00 to 33,000.00
Monthly expenses: $
??Housing: $ husband pays
??Insurance: $ 600.00
??Car expenses: $ 467.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 128.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 275.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$266.13

Auction yield range:	3.93% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 8 Enhanced (1-5): 5	First credit line:	Feb-2000	Debt/Income ratio:	5%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$97,559	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	Yes
Screen name:	note-samaritan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	760-779 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	780-799 (Oct-2009) 800-819 (Aug-2009)
Principal balance:	$8,120.31	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Refinancing my Prosper Loan
Purpose of loan:
I?am using this loan to re-finance my current Prosper loan.
My financial situation:
I have an excellent standing on my payment status. I am an RN. I have a very good, stable and well-paid job.
I plan to get this loan paid off sooner than?27 mos. This is the only outstanding loan that I have that weighs me down. It was originally $15,000 and now almost half has been paid off in less than a year.?With prosper?helping me consolidate it last year.?I am hoping to get a better rate to speed up paying off my balance. Now that this is the only loan I have, this is my priority. My goal is to get my?loans cleaned up?by 2013.
Please don't be discouraged with the revolving credit showing on my profile. It?is tied up with our mortgage. It is a long-term commitment that we are embracing and no plan to walk away.
I want to thank everyone ahead for voting confidence in me. I assure you,?this is one investment that you will see your money back.
Thanks once more.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.65%	Starting borrower rate/APR:	13.65% / 15.80%	Starting monthly payment:	$153.04

Auction yield range:	5.93% - 12.65%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1997	Debt/Income ratio:	6%
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	7y 11m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$446	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	sula1020	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	800-819 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	800-819 (Aug-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Student Loan
Purpose of loan:To pay for fall tuition. I hope to beat current student loan rates and start paying on the loan right away rather than build up student loan debt that I will pay off when I finish. This loan will be used to pay tuition for a graduate program. I had a prosper loan in 2008 which I paid off. I have two semesters left and would like to use a prosper loan again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$375.46

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 5 Enhanced (1-5): 5	First credit line:	Oct-1997	Debt/Income ratio:	18%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	23y 9m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,847	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	boulderclear	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 96% )	640-659 (Latest)
Principal borrowed:	$2,950.00	< 31 days late:	1 ( 4% )	640-659 (Jun-2010) 620-639 (Jul-2009) 600-619 (Jun-2008) 560-579 (May-2008)
Principal balance:	$1,038.63	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
No bugs, no rock chips-growing biz
Purpose of loan:
This loan will be used to? consolidate all of my debt.? The remaining ammount I will use to buy supplies for my business.? Our business is up 28% this year and we becoming very efficient and the best at our business.

My financial situation:
I am a good candidate for this loan because? during the last two years I have reduced my debt from $41,000 to less than $15,000.? My current debt has high interest and would like to get rid of it.

Monthly net income: $ 5100.00

Monthly expenses: $3000.
??Housing: $ 575
??Insurance: $35
??Car expenses: $450
??Utilities: $235
??Phone, cable, internet: $150
??Food, entertainment: $ 300
??Clothing, household expenses $220?
??Credit cards and other loans: $ 900
??Other expenses: $225
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.61%	Starting monthly payment:	$33.21

Auction yield range:	10.93% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 8 Enhanced (1-5): 2	First credit line:	Jun-1989	Debt/Income ratio:	31%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Full-time employee
Now delinquent:	1	Current / open credit lines:	15 / 14	Length of status:	14y 1m
Amount delinquent:	$56	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,960	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	No
Screen name:	kwoli1958	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARDS
Purpose of loan:
This loan will be used to pay off credit cards.

My financial situation:
I am a good candidate for this loan because I am reliable and dependable.?

Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $ 450.00
??Insurance: $ 25.00
??Car expenses: $ 175
??Utilities: $ 100.00
??Phone, cable, internet: $ 165.00
??Food, entertainment: $250.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 700.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,382.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.33%	Starting borrower rate/APR:	28.33% / 30.68%	Starting monthly payment:	$639.00

Auction yield range:	10.93% - 27.33%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 5	First credit line:	Feb-1992	Debt/Income ratio:	61%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,382	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	No
Screen name:	principal-superstar	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Farewell to Credit Card Debt!
Purpose of loan:
I'm going to use this loan to pay off my credit card debt hopefully more quickly and efficiently than I would.

My financial situation:
I've finally managed to set myself up with and stick to a livable budget and still put almost $700/month toward paying down my credit card debt.? I'm hoping that consolidating all 5 of my high-interest cards into one lower interest loan will expedite the repayment process.

Monthly net income: $ 1,750

Monthly expenses: $
??Housing: $ 625
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 40
??Food, entertainment: $ 200
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 650
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,453.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.99%	Starting borrower rate/APR:	16.99% / 19.19%	Starting monthly payment:	$372.63

Auction yield range:	10.93% - 15.99%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:	Basic (1-10): 6 Enhanced (1-5): 5	First credit line:	Nov-2004	Debt/Income ratio:	34%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Full-time employee
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,914	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	melodious-bid440	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help aspiring student pay off debts
Purpose of loan:
This loan will be used to pay off my credit card debt so that I can go back to college and further my career!

My financial situation:
I am a good candidate for this loan because I have always paid above the minimum payment and have made all my payments on time. I would really like to consolidate my debt into one payment and lower my interest rates.

Monthly net income: $1952.82

Monthly expenses: $
??Housing: $0
??Insurance: $125
??Car expenses: $125
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $80
??Clothing, household expenses $0
??Credit cards and other loans: $550
??Other expenses: $120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-2005	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,150	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	balancer096	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Stuck with the Wedding Bill
Purpose of loan:
This loan will be used to help pay for my wedding. My family, that was originally going to fund our wedding, can no longer afford to pay for it. I am stuck with only a month to make up the difference.

My financial situation:
I am a good candidate for this loan because I am a hard worker with a good job. I just cannot make enough in the next month to pay for a wedding.

Monthly net income: $4000 - 5000?

Monthly expenses: $
??Housing: $ 750
??Insurance: $?50
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 0

Thank you for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1998	Debt/Income ratio:	35%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 6	Length of status:	5y 5m
Amount delinquent:	$292	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,558	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	unafraid-moola8	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill Consolidation
Purpose of loan:
This loan will be used to consolidate all of my bills. My divorce was final on 7-23-2010 after two years of marriage?so I am trying to consolidate my?attorney's fees and other bills into one payment. I was able to keep the house and cars due to the fact that I had much evidence against my ex-wife. Now, reality is beginning to sit in and I realize that my household income has went from two incomes down to one. This loan will allow me to pay off credit cards and other bills.

My financial situation:
I am a good candidate for this loan because I will pay the debt I owe.

Monthly net income: $ 2600

Monthly expenses: $2028
??Housing: $ 642
??Insurance: $ 133
??Car expenses: $381
??Utilities: $ 130
??Phone, cable, internet: $?363
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 254
??Other expenses: $ 125

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$271.14

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	37.54%
Lender servicing fee:	1.00%	Estimated return:	-20.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-1968	Debt/Income ratio:	41%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	16 / 15	Length of status:	1y 8m
Amount delinquent:	$6,387	Total credit lines:	55	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$25,796	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	pure-dime327	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
pay off credit card
My financial situation:
I am a good candidate for this loan because?
My husband takes care of the house bills
Monthly net income: $
3800
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 600
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,705	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	ecolitterateur	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory & rent for holiday season
Purpose of loan: Inventory and rental fees for holiday season. This business - focused on Fair Trade handmade crafts, textiles and jewelry - operates year-round but has special opportunities during the holiday months.
This loan will be used to?Purchase inventory from producers and pay for temporary retail space in November and December.

My financial situation: I am employed and also own a small business. I can begin making payments immediately from my employment income. This loan will be payed off early as I will make back more than enough through the holiday season.
I am a good candidate for this loan because?I have no delinquencies. I am using my lines of credit in my business. The loan will be used solely for business purposes, and while I can't guarantee a wildly successful holiday season, I will certainly be able to pay the loan back.

Monthly net income: $ $5,000

Monthly expenses: $ $3,000
??Housing: $1,500
??Insurance: $80
??Car expenses: $120
??Utilities: $100
??Phone, cable, internet: $0
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 33.61%	Starting monthly payment:	$318.39

Auction yield range:	16.93% - 29.00%	Estimated loss impact:	25.69%
Lender servicing fee:	1.00%	Estimated return:	3.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1988	Debt/Income ratio:	59%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$146,440	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	No
Screen name:	currency-sumac	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Pay Offs
Purpose of loan:?? This loan will be used to consolidate?.........Lowes- $ 3,000 JCPenny- $4,000.

My financial situation:??? I am a good candidate for this loan because I am never late with my payments as you can see from my credit report and?have the capacity and the history to pay large loans and credit card balances.?Thank you for your consideration, if you have any questions about my credit file, please email, I would be glad to answer any questions you may have about me.? Thanks.

Monthly net income: $ 3,050

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.